                                                             File No. 33-71054
                                                                      811-8814
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM N-4

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933
                        Post-Effective Amendment No. 5

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 10

   SEPARATE ACCOUNT VA-K OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              440 Lincoln Street
                              Worcester MA 01653
                   (Address of Principal Executive Office)

               Richard J. Baker, Vice President and Secretary
        First Allmerica Financial Life Insurance and Annuity Company
                              440 Lincoln Street
                              Worcester MA 01653
              (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

                immediately upon filing pursuant to Paragraph (b)
            ---
                on (date) pursuant to Paragraph (b)
            ---
                60 days after filing pursuant to Paragraph (a) (1)
            ---
             X  on (April 30, 1996) pursuant to Paragraph (a) (1)
            ---
                on (date) pursuant to Paragraph (a) (2) of Rule 485
            ---

                          VARIABLE ANNUITY POLICIES

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933. The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1995 was filed on February 29, 1996.

           CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                        ITEMS CALLED FOR BY FORM N-4


FORM N-4 ITEM NO.              CAPTION IN PROSPECTUS
-----------------              ---------------------

1. . . . . . . . . . . . . .   Cover Page

2. . . . . . . . . . . . . .   "Special Terms"

3. . . . . . . . . . . . . .   "Summary"; "Annual and Transaction Expenses"

4. . . . . . . . . . . . . .   "Condensed Financial Information"

5. . . . . . . . . . . . . .   "Description of the Company, the Separate
                               Account and the Fund"

6. . . . . . . . . . . . . .   "Charges and Deductions:

7. . . . . . . . . . . . . .   "The Variable Annuity Policies"

8. . . . . . . . . . . . . .   "The Variable Annuity Policies"

9. . . . . . . . . . . . . .   "Death Benefit"

10 . . . . . . . . . . . . .   "Purchase Payments"; "Computation of Policy
                               Values and Annuity Payments"

11 . . . . . . . . . . . . .   "Surrender"; "Partial Redemption"

12 . . . . . . . . . . . . .   "Federal Tax Considerations"

13 . . . . . . . . . . . . .   "Legal Matters"

14 . . . . . . . . . . . . .   "Table of Contents of the Statement of
                               Additional Information"

FORM N-4 ITEM NO.              CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------              ----------------------------------------------

15 . . . . . . . . . . . . .   "Cover Page"

16 . . . . . . . . . . . . .   "Table of Contents"

17 . . . . . . . . . . . . .   "General Information and History"

18 . . . . . . . . . . . . .   "Services"

19 . . . . . . . . . . . . .   "Underwriters"

20 . . . . . . . . . . . . .   "Underwriters"

21 . . . . . . . . . . . . .   "Performance Information"

22 . . . . . . . . . . . . .   "Annuity Payments"

23 . . . . . . . . . . . . .   "Financial Statements"

                                 PROSPECTUS A

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


          GROUP VARIABLE ANNUITY POLICIES FUNDED THROUGH SUBACCOUNTS OF

                              SEPARATE ACCOUNT VA-K

            INVESTING IN SHARES OF DELAWARE GROUP PREMIUM FUND, INC.

This Prospectus describes group variable annuity policies including certificates issued thereunder (Policy Form A and Policy Form B collectively, the "Policies") offered by First Allmerica Financial Life Insurance Company, formally known as State Mutual Life Assurance Company of America ("Company") to individuals and businesses in connection with retirement plans which may or may not qualify for special federal income tax treatment. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.") The following is a summary of information about these Policies. More detailed information can be found under the referenced captions in this Prospectus.

This Prospectus generally describes only the variable accumulation and variable annuity aspects of the Policies, except where fixed values or fixed annuity payments are specifically mentioned. Certain additional information about the Policies is contained in a Statement of Additional Information, dated April 30, 1996 as may be amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is listed on page 3 of this Prospectus. The Statement of Additional Information is available upon request and without charge. To obtain the Statement of Additional Information, fill out and return the attached request card or contact Annuity Customer Services, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF DELAWARE GROUP PREMIUM FUND, INC.

INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE OBLIGATIONS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY AND ARE DISTRIBUTED BY ITS SUBSIDIARY, ALLMERICA INVESTMENTS, INC., THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE POLICIES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE POLICIES ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                             DATED April 30, 1996

Policy Form A and Policy Form B are identical, except as specifically noted. Currently, Policy Form B may be offered in New York, and Policy Form A may be offered in other states.

                                TABLE OF CONTENTS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION . . . . . . . . 3
SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
ANNUAL AND TRANSACTION EXPENSES. . . . . . . . . . . . . . . . . . . . . . . 7
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 9
WHAT IS AN ANNUITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
RIGHT TO REVOKE OR SURRENDER . . . . . . . . . . . . . . . . . . . . . . . . 11
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE FUND. . . . . . . . 11
VOTING RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
    A. Contingent Deferred Sales Charge  . . . . . . . . . . . . . . . . . . 14
    B. Premium Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
    C. Policy Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
    D. Annual Charge Against Separate Account Assets . . . . . . . . . . . . 17
THE VARIABLE ANNUITY POLICIES. . . . . . . . . . . . . . . . . . . . . . . . 18
    A. Purchase Payments . . . . . . . . . . . . . . . . . . . . . . . . . . 18
    B. Transfer Privilege. . . . . . . . . . . . . . . . . . . . . . . . . . 19
    C. Surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
    D. Partial Redemption. . . . . . . . . . . . . . . . . . . . . . . . . . 20
    E. Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
    F. The Spouse of the Policy Owner as Beneficiary . . . . . . . . . . . . 21
    G. Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
    H. Electing the Form of Annuity and Annuity Date . . . . . . . . . . . . 22
    I. Description of Variable Annuity Options . . . . . . . . . . . . . . . 22
    J. Norris Decision . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
    K. Computation of Policy Values and Annuity Payments . . . . . . . . . . 23
FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . 25
    A. Qualified and Non-Qualified Policies  . . . . . . . . . . . . . . . . 25
    B. Taxation of Policies in General . . . . . . . . . . . . . . . . . . . 25
    C. Tax Withholding and Penalties . . . . . . . . . . . . . . . . . . . . 26
    D. Provisions Applicable to Qualified Employee Benefit Plans . . . . . . 26
    E. Qualified Employee Pension and Profit Sharing Trusts
              and Qualified Annuity Plans. . . . . . . . . . . . . . . . . . 27
    F. Self-Employed Individuals . . . . . . . . . . . . . . . . . . . . . . 27
    G. Individual Retirement Account Plans . . . . . . . . . . . . . . . . . 27

    H.   Simplified Employee Pensions. . . . . . . . . . . . . . . . . . . . 28
    I.   Public School Systems and Certain Tax-Exempt Organizations  . . . . 28
    J.   Texas Optional Retirement Program . . . . . . . . . . . . . . . . . 28
    K.   Section 457 Plans for State Governments and Tax-Exempt Entities . . 28
    L.   Non-Individual Owners . . . . . . . . . . . . . . . . . . . . . . . 29
REPORTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
CHANGES IN OPERATIONS OF THE SEPARATE ACCOUNT. . . . . . . . . . . . . . . . 29
LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
FURTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
APPENDIX A - MORE INFORMATION ABOUT THE GENERAL ACCOUNT. . . . . . . . . . . 29
APPENDIX B - EXCHANGE OFFER. . . . . . . . . . . . . . . . . . . . . . . . . 30

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . . . 2
TAXATION OF THE SEPARATE ACCOUNT AND THE COMPANY . . . . . . . . . . . . . . 2
SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
ANNUITY PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8


                                  SPECIAL TERMS

  As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Subaccounts and of the value of all accumulations in the General Account of the Company then credited to the Policy, on any date before the date annuity payments are to begin.
ACCUMULATION UNIT: a measure of the Policy Owner's interest in a Subaccount before annuity payments begin.
ANNUITANT: the person designated in the Policy to whom the Annuity is to be paid.
ANNUITY DATE:  the date on which annuity payments begin.
ANNUITY UNIT: a measure of the value of the periodic annuity payments under the Policy.
FIXED AMOUNT ANNUITY: an Annuity providing for payments which remain fixed in amount throughout the annuity payment period.
GENERAL ACCOUNT: all the assets of the Company other than those held in a separate investment account.
POLICY OWNER: the owner of a Policy who may exercise all rights under the Policy, subject to the consent of any irrevocable beneficiary. After the Annuity Date, the Annuitant will be the Policy Owner.
SEPARATE ACCOUNT: Separate Account VA-K of the Company. Separate Account VA-K consists of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct.
SUBACCOUNT: a subdivision of Separate Account VA-K. Each Subaccount available under the Policies invests exclusively in the shares of a corresponding investment series of Delaware Group Premium Fund, Inc.
SURRENDER VALUE: the Accumulated Value of the Policy minus any Policy fee and contingent deferred sales charge applicable upon surrender.
UNDERLYING SERIES: the Equity/Income Series, High Yield Series, Capital Reserves Series, Money Market Series, Growth Series, Multiple Strategy Series, Value Series, Emerging Growth Series, the Global Bond Fund and International Equity Series of Delaware Group Premium Fund, Inc.
VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Series is determined and Unit values of the Subaccounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy was received) when there is a sufficient degree of trading in an Underlying Series portfolio securities such that the current net asset value of the Subaccounts may be materially affected.
VALUATION PERIOD: the interval between two consecutive Valuation Dates. VARIABLE ANNUITY: an Annuity providing for payments varying in amount in accordance with the investment experience of certain Underlying Series.

                                SUMMARY

INVESTMENT OPTIONS. The Policies permit net purchase payments to be allocated among Subaccounts available under the Policies, which are subdivisions of Separate Account VA-K ("Separate Account"), a separate account of the Company, and a fixed interest account ("General Account") of the Company (together "accounts"). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act") but such registration does not involve the supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission (the "SEC"). For information about the Separate Account and the Company, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUND." For more information about the General Account see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

Each Subaccount available under the Policies invests its assets without sales charge in a corresponding investment series of the Delaware Group Premium Fund, Inc. (the"Fund"). The Fund is an open-end, diversified series investment company. The Fund consists of nine different series: the Equity/Income Series, High Yield Series, Capital Reserves Series, Money Market Series, Growth Series, Multiple Strategy Series, Value Series, Emerging Growth Series and International Equity Series ("Underlying Series"). Each Underlying Series operates pursuant to different investment objectives, discussed below.

INVESTMENT IN THE SUBACCOUNTS. The value of each Subaccount will vary daily depending on the performance of the investments made by the respective Underlying Series.

There can be no assurance that the investment objectives of the Underlying Series can be achieved or that the value of a Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. For more information about the investments of the Underlying Series, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUND." The accompanying prospectus of the Fund describes the investment objectives and risks of each of the Underlying Series.

Dividends or capital gains distributions received from an Underlying Series are reinvested in additional shares of that Underlying Series, which are retained as assets of the Subaccount.

TRANSFERS AMONG ACCOUNTS. Prior to the Annuity Date, the Policies permit amounts to be transferred among the Subaccounts and between the General Account and the Subaccounts, subject to certain limitations described under "Transfer Privilege."

ANNUITY PAYMENTS. The Policy Owner may select variable annuity payments based on certain Subaccounts, fixed-amount annuity payments, or a combination of fixed-amount and variable annuity payments. Fixed-amount annuity payments are guaranteed by the Company.

See "THE VARIABLE ANNUITY POLICIES" for information about annuity payment options, selecting the Annuity Date, and how annuity payments are calculated.

REVOCATION RIGHTS. You may revoke the Policy at any time between the date of the application and the date 10 days after receipt of the Policy. For more information about revocation rights, see "RIGHT TO REVOKE OR SURRENDER."

PAYMENT MINIMUMS AND MAXIMUMS. Under the Policies, purchase payments are not limited as to frequency and number, but no payments may be submitted within one month of the Annuity Date. Generally, the initial purchase payment must be at least $600 and subsequent payments must be at least $50. Under a monthly automatic payment plan or a payroll deduction plan, each purchase payment must be at least $50. However, in cases where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600.

The Company reserves the right to set maximum limits on the aggregate purchase payments made under the Policy. In addition, the Internal Revenue Code imposes maximum limits on contributions under qualified annuity plans.

CHARGES AND DEDUCTIONS. For a complete discussion of charges, see "CHARGES AND DEDUCTIONS."

A. CONTINGENT DEFERRED SALES CHARGE. No sales charge is deducted from purchase payments at the time the payments are made. However, depending on the length of time that the payments to which the withdrawal is attributed have remained credited under the Policy a contingent deferred sales charge of up to 8% may be assessed for a surrender, partial redemption, or election of any commutable or a noncommutable period certain option for less than 10 years.

B. ANNUAL POLICY FEE. A Policy Fee equal to $30 will be deducted from the Accumulated Value under the Policy for administrative expense on the policy anniversary, or upon full surrender of the Policy during the year, when the Accumulated Value is $50,000 or less. The Policy Fee is currently waived for policies issued to a trustee of a 401(k) plan, but the Company reserves the right to impose the Policy

Fee on such policies.

C. PREMIUM TAXES. A deduction for State and local premium taxes, if any, may be made as described under "Premium Taxes."

D. SEPARATE ACCOUNT ASSET CHARGES. A daily charge, equivalent to 1.25% per annum, is made on the value of each Subaccount at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover administrative expenses, the Company deducts a daily charge of 0.15% per annum of the value of the average net assets in the Subaccounts available under the Policies.

E. TRANSFER CHARGE. The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy year will be free of charge. For the thirteenth and each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

F. CHARGES OF THE UNDERLYING SERIES. In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Series. These charges vary among the Underlying Series, and may range from an annual rate of 0.80% to an annual rate of 2.00% of average daily net assets.

SURRENDER OR PARTIAL REDEMPTION. At any time before the Annuity Date, the Policy Owner has the right either to surrender the Policy in full and receive its current value, minus the Policy Fee and any applicable contingent deferred sales charge, or to redeem a portion of the Policy's value subject to certain limits and any applicable contingent deferred sales charge. There may be tax consequences for surrender or redemptions. For further information, see "Surrender" and "Partial Redemption," "Contingent Deferred Sales Charge," and "FEDERAL TAX CONSIDERATIONS."

DEATH BENEFIT. If the Annuitant or Policy Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon death of the Annuitant, the death benefit is equal to the greatest of (a) the Accumulated Value under the Policy, or (b) the sum of the gross payment(s) made under the Policy reduced proportionally to reflect all partial redemptions, or (c) the death benefit that would have been payable on the most recent fifth year Policy Anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date. Upon death of the Policy Owner, the death benefit is equal to the Accumulated Value of the Policy.

SALES OF POLICIES. The Policies are sold by agents of the Company who are authorized by applicable law to sell variable annuity policies. These agents are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. See "Sales Expense."

                       ANNUAL AND TRANSACTION EXPENSES

The purpose of the following tables is to assist the Policy Owner in understanding the various costs and expenses that a Policy Owner will bear directly or indirectly under the Policies. The tables reflect charges under the Policies, expenses of the Subaccounts, and expenses of the Underlying Series. In addition to the charges and expenses described below, in some states premium taxes may be applicable.

POLICY OWNER TRANSACTION EXPENSES
---------------------------------
Contingent Deferred Sales Charge         Policy Year after date of       Charge
     The charge (as a percentage of           Purchase Payment
     payments, applied to the amount                0-3                    7%
     surrendered in excess of the                    4                     6%
     amount, if any, which may be                    5                     5%
     surrendered free of charge) will                6                     4%
     be assessed upon surrender,                     7                     3%
     redemption, or annuitization                more than 7               0%
     under any commutable period
     certain option or a
     noncommutable period certain
     less than 10 years.

Transfer Charge
     The Company currently makes no                 None
     charge for transfers. The
     Company guarantees that the
     first twelve transfers in a
     Policy year will be free of
     charge. For the thirteenth and
     each subsequent transfer, the
     Company reserves the right to
     assess a charge, guaranteed
     never to exceed $25, to
     reimburse the Company for the
     costs of processing the
     transfer.

ANNUAL POLICY FEE
     An annual Policy Fee, equal to                 $30
     $30, is deducted when
     Accumulated Value is $50,000 or
     less. The Policy Fee is
     currently waived for policies
     issued to a trustee of a 401(k)
     plan, but the Company reserves
     the right to impose the Policy
     Fee on such policies.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account
value)

Mortality and Expense Risk Fees

Separate Account Administrative Charge             1.25%

Total Annual Expenses                              0.15%
                                                   -----
                                                   1.40%

                      DELAWARE GROUP PREMIUM FUND, INC.

                                 Equity/   High    Capital    Money   Growth   Multiple   Value    Emerging   Int'l.
SERIES ANNUAL EXPENSES           Income    Yield   Reserves   Market           Strategy             Growth    Equity
----------------------
Management Fees                   0.60%    0.60%     0.59%    0.49%    0.66%    0.60%     0.14%      0.08%     0.53%

Other Series Expenses             0.11%    0.12%     0.15%    0.17%    0.14%    0.10%     0.66%      0.72%     0.27%

Total Series Annual Expenses      0.71%    0.72%     0.74%    0.66%    0.80%    0.70%     0.80%      0.80%     0.80%
(After Expense Reimbursement)


The investment adviser for the Equity/Income, High Yield, Capital Reserves, Money Market, Growth, Multiple Strategy, Value and Emerging Growth Series is Delaware Management Company, Inc. The Investment Adviser for the International Equity Series is Delaware International Advisers Ltd. The investment advisers from the Series of the Fund have agreed voluntarily to waive their management fees and reimburse each Series to limit certain expenses to 8/10 of 1% of the average daily net assets. This waiver will be in effect through June 30, 1995. The ratio of expenses to average daily net assets, shown in the table above for the nine Series as 0.80%, reflects the investment adviser waiver and, in the case of the Growth Series, reimbursement by its investment adviser for other expenses of that Series. For the fiscal year ended December 31, 1994, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.88% for the Growth Series, 1.41% for the Value Series, 1.47% for the Emerging Growth Series and 1.01% for the International Equity Series.

The following Examples demonstrate the cumulative expenses which would be paid by the Policy Owner at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each Example assumes a $1,000 investment in a Subaccount and a 5% annual return on assets. Because the expenses of the Underlying Series differ, separate Examples are used to illustrate the expenses incurred by a Policy Owner on an investment in the various Subaccounts.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

(a) If you surrender your Policy or annuitize* under a commutable period certain option or a noncommutable period certain option of less than 10 years at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                           1 year      3 years      5 years      10 years
Equity/Income               $87         $137         $168          $253
High Yield                  $87         $138         $168          $254
Capital Reserves            $87         $138         $169          $256
Money Market                $87         $136         $165          $248
Growth                      $88         $140         $173          $263
Multiple Strategy           $87         $137         $167          $252
Value                       $88         $140         $173          $263
Emerging Growth             $88         $140         $173          $263
Int'l. Equity               $88         $140         $173          $263
Global Bond                 $88         $140         $173          $263


(b) If you annuitize* under a life option or any noncommutable period certain option of 10 years or more at the end of the applicable time period or if you do NOT surrender or annuitize your Policy, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                           1 year      3 years      5 years      10 years
Equity/Income               $22         $69          $118          $253
High Yield                  $22         $69          $118          $254
Capital Reserves            $23         $70          $119          $256
Money Market                $22         $67          $115          $248
Growth                      $23         $72          $123          $263
Multiple Strategy           $22         $69          $117          $252
Value                       $23         $72          $123          $263
Emerging Growth             $23         $72          $123          $263
Int'l. Equity               $23         $72          $123          $263
Global Bond                 $23         $72          $123          $263


Pursuant to requirements of the 1940 Act, the Policy Fee has been reflected in the Examples by a method intended to show the "average" impact of the Policy Fee on an investment in the Separate Account. The total Policy Fees collected under the Policies by the Company are divided by the total average net assets attributable to the Policies. The resulting percentage is 0.09%, and the amount of the policy fee is assumed to be $.90 in the Examples. The Policy Fee is deducted only when the accumulated value is $50,000 or less.

* The Policy fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization in any policy year under an option including a life contingency or under any noncommutable period certain option of 10 years or more. Under Policy Form B, the expenses above would average a few dollars LESS.

                        CONDENSED FINANCIAL INFORMATION
                First Allmerica Financial Life Insurance Company
                            Separate Account VA-K

                                                                 1995
                                                                ------
Subaccount 201
Net Asset Value:
  Beginning of Period                                           1.000
  End of Period                                                 1.006
Number of Units Outstanding at End                                455
 of Period (in thousands)

Subaccount 202
Net Asset Value:
  Beginning of Period                                           1.000
  End of Period                                                 0.980
Number of Units Outstanding at End                                287
 of Period (in thousands)

Subaccount 203
Net Asset Value:
  Beginning of Period                                           1.000
  End of Period                                                 0.991
Number of Units Outstanding at End                                181
 of Period  (in thousands)

Subaccount 204
Net Asset Value:
  Beginning of Period                                           1.000
  End of Period                                                 1.018
Number of Units Outstanding at End                                302
 of Period (in thousands)

Subaccount 205
Net Asset Value:
  Beginning of Period                                           1.000
  End of Period                                                 1.008
Number of Units Outstanding at End                                149
 of Period (in thousands)


Subaccount 206
Net Asset Value:
  Beginning of Period                               1.000
  End of Period                                     0.991
Number of Units Outstanding at End
 of Period (in thousands)                             173

Subaccount 207
Net Asset Value:
  Beginning of Period                               1.000
  End of Period                                     1.004
Number of Units Outstanding at End                    193
 of Period (in thousands)

Subaccount 208
Net Asset Value:
  Beginning of Period                               1.000
  End of Period                                     1.002
Number of Units Outstanding at End                     82
 of Period (in thousands)

Subaccount 209
Net Asset Value:
  Beginning of Period                               1.000
  End of Period                                     1.022
Number of Units Outstanding at End
 of Period (in thousands)                             790

Subaccount 10                                       1.100
                                                      --
                                                      --

* The date of inception of Subaccount 204 was 4/6/94. The date of inception of Subaccounts 205, 206, and 207 was 4/19/94. The date of inception of Subaccount 201 was 4/28/94. The date of inception of Subaccounts 208 and 209 was 5/10/94. The date of inception of Subaccount 202 was 5/20/94. The date of inception of Subaccount 203 was 6/22/94.

                             PERFORMANCE INFORMATION

The Contracts were first offered to the public in 1991. However, the Company may advertise "Total Return" and "Average Total Return" performance information based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Underlying Funds.

The "total return" of a Subaccount refers to the total of the income generated by an investment in the Subaccount and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

The "yield" of the Subaccount investing in the Money Market Series of the Fund refers to the income generated by an investment in the Subaccount over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar, but when annualized , the income earned by an investment in the Subaccount is assumed to be reinvested. Thus the "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The total return, yield, and effective yield figures are adjusted to reflect the Subaccount's asset charges. The total return figures also reflect the $30 annual Policy Fee and the contingent deferred sales load which would be assessed if the investment were completely redeemed at the end of the specified period.

The Company may also advertise supplemental total return performance information. Supplemental total return refers to the total of the income generated by an investment in the Subaccount and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses), adjusted by the Subaccounts annual asset charges, and expressed as a percentage of the investment. Because it is assumed that the investment is NOT redeemed at the end of the specified period, the contingent deferred sales load is NOT included in the calculation of supplemental total return.

Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Subaccount reflects only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Underlying Series in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                TOTAL RETURN FOR PERIODS ENDING DECEMBER 31, 1995
                -------------------------------------------------
                (Assuming COMPLETE redemption of the investment)

                                  Total              Average
      SUB-                         Return for         Annual Total
     ACCOUNT       NAME               year ended          Return  Since
     -------       ----                                           -----
                                       12/31/95            Inception*
                                       --------            ----------
         201        Equity/Income          -7.88%         -5.69%
         202          High Yield          -10.50%         -8.34%
         203       Capital Reserve        -10.32%         -7.19%
         204         Money Market          -4.06%         -4.47%
         205            Growth            -11.17%         -5.55%
         206       Multiple Strategy       -7.82%         -7.15%
         207        Int'l Equity           -5.05%         -5.87%
         208            Value              -6.91%         -6.14%
         209       Emerging Growth         -8.17%         -4.10%
         210         Global Bond

                   Total Return for Periods Ending December 31, 1995
                     (Assuming NO redemption of the investment)

                                     Total          Average Annual
            SUB-                   Return for        Total Return
          ACCOUNT       NAME       year ended            Since
          -------       ----                             -----
                                    12/31/95           Inception*
                                    --------           ----------
         201        Equity/Income     -1.58%            0.61%
         202          High Yield      -4.20%           -2.04%
         204         Money Market      2.24%            1.83%
         205            Growth        -4.87%           -0.75%
         206           Multiple       -1.52%            0.85%
         207        Int'l Equity      -0.61%            0.16%
         208            Value          1.87%            2.20%
         209       Emerging Growth      --               --
         210         Global Bond        --               --

                               WHAT IS AN ANNUITY?
In general, an annuity is a policy designed to provide a retirement income in the form of monthly payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity payments," and the individual receiving the payments is called the "Annuitant." Annuity payments may begin immediately after a lump sum purchase is made or may begin after an investment period during which the amount necessary to provide the desired amount of retirement income is accumulated.

Under an annuity policy, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity payments will continue for the life of the Annuitant, regardless of how long the Annuitant lives or how long all Annuitants as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the policy, regardless of actual costs of operations.

The Policy Owner's purchase payments, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the Annuitant for life or for such other period chosen by the Policy Owner. In the case of a "fixed" annuity, the value of these annuity payments is guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed annuities see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

With a variable annuity, the value of the Policy and the annuity payments are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in the value of the Policy and in the annuity payments. If the portfolio increases in value, the value of the Policy increases. If the portfolio decreases in value, the value of the Policy decreases.

                         RIGHT TO REVOKE OR SURRENDER
The Policy Owner may revoke the Policy at any time between the date of the application and the date 10 days after receipt of the Policy. Within seven days the Company will return the greater of (1) the entire purchase payment or (2) the Accumulated Value plus any amounts deducted under the Policy or by the Fund for taxes, charges or fees. In order to Revoke the Policy, the Policy Owner must mail or deliver the Policy (if it has already been received) to the agent through whom the Policy was purchased, to the principal office of the Company at 440 Lincoln Street, Worcester, Massachusetts 01653, or to any local agency of the Company. Mailing or delivery must occur on or before 10 days after receipt of the Policy for revocation to be effective.

The liability of the Separate Accounts under this provision is limited to the Policy Owner's Accumulated value in each Separate Account on the date of cancellation. Any additional amounts refunded to the Policy Owner will be paid by the Company.

The refund of any premium paid by check may be delayed until the check has cleared the Policy Owner's bank.










                         DESCRIPTION OF THE COMPANY, THE
                         SEPARATE ACCOUNT, AND THE FUND

THE COMPANY - The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1995 the Company and its subsidiaries had over _________ billion in combined assets and over $__________ billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present anme. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 (Principal Office).

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

THE SEPARATE ACCOUNT - Separate Account VA-K (the "Separate Account") is a separate investment account of the Company. The assets used to fund the variable portions of the Policies are set aside in the Subaccounts of the Separate Account, and are kept separate and apart from the general assets of the Company. There are nine Subaccounts available under the Policies. Each Subaccount is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Subaccount are allocated to such Subaccount, without regard to other income, capital gains, or capital losses of the Company. Under Massachusetts law, the assets of the Separate Account may not be charged with any liabilities arising out of any other business of the Company.

The Separate Account was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Separate Account meets the definition of "separate account" under federal securities laws and is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of management or investment practices or policies of the Separate Account or the Company by the Commission.

The Company offers other variable annuity contracts investing in the Separate Account which are not discussed in this prospectus. The Separate Account also invests in other underlying funds which are not available to the Policies described in this prospectus.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Subaccounts.

DELAWARE GROUP PREMIUM FUND, INC. - Delaware Group Premium Fund, Inc. (the "Fund"), is an open-end, diversified management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of the Fund or its separate investment series.

The Fund was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. The Fund currently has ten investment portfolios ("Series"), each issuing a series of shares: Equity/Income Series, High Yield Series, Capital Reserves Series, Money Market Series, Growth Series, Multiple Strategy Series, Value Series, Emerging Growth Series, Global Bond and International Equity Series. The assets of each Series are held separate from the assets of the other Series. Each Series operates as a separate investment vehicle, and the income or losses of one Series have no effect on the investment performance of another Series. Shares of the Fund are not offered to the general public but solely to separate accounts of life insurance companies.

The investment adviser for the Equity/Income Series, High Yield Series, Capital Reserves Series, Money Market Series, Growth Series and Multiple Strategy Series is Delaware Management Company, Inc. (the "Delaware Management"). The investment adviser for the International Equity Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International").

INVESTMENT OBJECTIVES AND POLICIES - A summary of investment objectives of each of the Underlying Series is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Series, and other relevant information regarding the Underlying Series may be found in the Prospectus of the Fund, which accompanies this Prospectus and should be read carefully before investing. Also, the Statement of Additional Information of the Fund is available upon request.

SUBACCOUNT 201 - invests solely in shares of the Equity/Income Series. This Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income.

SUBACCOUNT 202 - invests solely in shares of the High Yield Series. This Series seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. Government securities and commercial paper. Please read the Fund's prospectus disclosure regarding the risk factors before investing in this Series.

SUBACCOUNT 203 - invests solely in shares of the Capital Reserves Series. This Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short and intermediate-term securities.

SUBACCOUNT 204 - invests solely in shares of the Money Market Series. This Series seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments.

SUBACCOUNT 205 - invests solely in shares of the Growth Series. This Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth.

SUBACCOUNT 206 - invests solely in shares of the Multiple Strategy Series. This Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth.

SUBACCOUNT 207 - invests solely in shares of the International Equity Series. This Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

SUBACCOUNT 208 - invests solely in shares of the Value Series. This Series seeks capital appreciation by investing in small to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.

SUBACCOUNT 209 - invests solely in shares of the Emerging Growth Series. This Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

Subaccount 210 invests solely in shares of the Global Bond Series. The Global Series seeks current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. At least 65% of the Series's assets will be invested in fixed income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States.

There is no assurance that the investment objectives of the Series will be met.

In the event of a material change in the investment policy of a Subaccount or the Underlying Series in which it invests, you will be notified of the change. No material changes in the investment policy of the Separate Account or any Subaccounts will be made without approval pursuant to the applicable state insurance laws. If you have Policy Value in that Subaccount, the Company will transfer it without charge on written request by you to another Subaccount or to the General Account. The Company must receive your written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of your right to transfer.

INVESTMENT ADVISORY SERVICES TO THE FUND - For managing the portfolios of the Underlying Series and making the investment decisions, each investment adviser is paid an annual fee by their respective Underlying Series. For Delaware Management, this fee is equal to 5/10 of 1% of the average daily net assets of the Money Market Series, 3/4 of 1% of the average daily net assets of the Growth Series, Value Series and Emerging Growth Series, and 6/10 of 1% of the average daily net assets of the Equity/Income Series, High Yield Series, Capital Reserve Series, Multiple Strategy Series. For Delaware International, this fee is equal to 3/4 of 1% of the average daily net assets of the International Equity Series.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS - The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Subaccounts or that the Subaccounts may purchase. If the shares of any Underlying Series are no longer available for investment or if in the Company's judgment further investment in any Underlying Series should become inappropriate in view of the purposes of the Separate Account or the affected Subaccount, the Company may redeem the shares of that Underlying Series and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Subaccount without notice to the Policy Owner and prior approval of the Commission and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policy Owner.

The Company also reserves the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Series or in shares of another investment company having a specified investment objective. Subject to applicable law and any required Commission approval, the Company may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Policy Owners on a basis to be determined by the Company.

Shares of the Underlying Series are sold to separate accounts of unaffiliated insurance companies ("shared funding") which issue variable annuity and variable life policies ("mixed funding"). It is conceivable that in the future such shared funding or mixed funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. Although the Company and the Fund do not currently foresee any such disadvantages to either variable life insurance Policy Owners or variable annuity Policy Owners, the Company and the Trustees of the Fund intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto.

If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Policy to reflect the substitution or change and will notify Policy

Owners of all such changes. If the Company deems it to be in the best interest of Policy Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Subaccount(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Subaccounts or other separate accounts of the Company.

                                  VOTING RIGHTS

The Company will vote Underlying Series shares held by each Subaccount in accordance with instructions received from Policy Owners and, after Annuity Date, from the Annuitants. Each person having a voting interest in a Subaccount will be provided with proxy materials of the Underlying Series together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company will also vote shares in a Subaccount that it owns and which are not attributable to Policies in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which a Policy Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Series.

During the accumulation period, the number of Underlying Series shares attributable to each Policy Owner will be determined by dividing the dollar value of the Accumulation Units of the Subaccount credited to the Policy by the net asset value of one Underlying Series share.

During the annuity period, the number of Underlying Series shares attributable to each Annuitant will be determined by dividing the reserve held in each Subaccount for the Annuitant's variable annuity by the net asset value of one Underlying Series share. Ordinarily, the Annuitant's voting interest in the Underlying Series will decrease as the reserve for the variable annuity is depleted.

                             CHARGES AND DEDUCTIONS

Deductions under the Policies and charges against the assets of the Subaccounts are described below. Other deductions and expenses paid out of the assets of the Underlying Series are described in the Prospectus and Statement of Additional Information of the Fund.

A. CONTINGENT DEFERRED SALES CHARGE.

No charge for sales expense is deducted from purchase payments at the time the payments are made. However, a contingent deferred sales charge is deducted from the Accumulated Value of the Policy in the case of surrender and/or partial redemption of the Policy or at the time annuity payments begin, within certain time limits described below.

For purposes of determining the contingent deferred sales charge, the Policy Value is divided into three categories: (1) New Payments - purchase payments received by the Company during the seven years preceding the date of the surrender; (2) Old Payments - purchase payments not defined as New Payments; and (3) Earnings - the amount of Policy Value in excess of all purchase payments that have not been previously surrendered. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from Old Payments, then from New Payments. Old Payments may be withdrawn from the Policy at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.

Except in New York, no contingent deferred sales charge is imposed, and no commissions are paid, on Policies issued after December 20, 1993 where the Policy Owner and Annuitant as of the date of application are both within the following class of individuals:

     All employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company to sell the Policies; all officers, directors, trustees and bona fide full-time employees (including former officers and directors and former employees who had been employed for at least ten years) of Delaware Management, its affiliates and subsidiaries, and of any Underlying Series; and any spouses of the above persons or any children or other legal dependents of the above persons who are under the age of 21.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the contingent deferred sales charge is modified to effect certain exchanges of annuity contracts for the Policies, as provided in APPENDIX B, "EXCHANGE OFFER."

CHARGES FOR SURRENDER AND PARTIAL REDEMPTION. If a Policy is surrendered, or if New Payments are redeemed, while the Policy is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Policy. Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The Contingent Deferred Sales Charges are as follows:

The amount redeemed equals the amount requested by the Policy Owner plus the charge, if any, which is applied against the amount requested. For example, if the applicable charge is 7% and the Policy Owner has requested $200, the Policy Owner will receive $200 and the charge will be $14 (assuming no Withdrawal Without Charge Amount, discussed below) for a total withdrawal of $214. The charge is applied as a percentage of the New Payments redeemed. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, partial redemptions, and annuitization.

WITHDRAWAL WITHOUT CHARGE AMOUNTS.
POLICY FORM A.  Under Policy Form A, in each calendar year, the Company will waive the contingent deferred sales charge, if any, on an amount ("Withdrawal Without Charge Amount") equal to the greatest of (1), (2) or (3):

Where (1) is:

  The Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed ("Cumulative Earnings").

Where (2) is:

  10% of the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no contingent deferred sales charge was applied.

Where (3) is:

  The amount calculated under the Company's life expectancy distribution (see "LED Distributions," below), whether or not the withdrawal was part of such distribution (applies only if the Policy Owner and Annuitant are the same individual).

For example, an 81-year-old Policy Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Charge Amount of $1,530, which is equal to the greatest of:

  (1) Cumulative Earnings ($1,000);

  (2) 10% of Accumulated Value ($1,500); or

  (3) LED distribution of 10.2% of Accumulated
      Value ($1,530).

POLICY FORM B.  Under Policy Form B, the Withdrawal Without Charge Amount is

the greater of (1) 10% of the Accumulated Value as of December 31 of the previous calendar year, or (2) the life expectancy distribution, if applicable. The Withdrawal Without Charge Amount is deducted first from Old Payments, then from the earliest New Payments and so on until all New Payments have been exhausted pursuant to the FIFO (first-in-first-out) method of accounting.

Under the Policies, the Withdrawal Without Charge Amount will first be deducted from Cumulative Earnings. If the Withdrawal Without Charge Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out ("LIFO") basis. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales load, if any, until the entire Withdrawal Without Charge Amount has been redeemed.

LED DISTRIBUTIONS. Prior to the Annuity Date, a Policy Owner who is also the

Annuitant may elect to make a series of systematic withdrawals from the Policy according to a life expectancy distribution ("LED"). The LED may be elected by returning a properly signed LED request form to the Company's Principal Office. The LED permits the Policy Owner to make systematic withdrawals from the Policy over his or her lifetime. The amount withdrawn from the Policy changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

If a Policy Owner elects the LED, in each policy year a fraction of the Accumulated Value is withdrawn from the Policy based on the Policy Owner's then life expectancy. The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Policy Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value of the Policy at the beginning of the year to determine the amount to be distributed during the year. The Policy Owner may elect monthly, bimonthly, quarterly, semiannual, or annual distributions, and may terminate the LED at any time. The Policy Owner may also elect to receive distributions under an LED which is determined on the joint life expectancy of the Policy Owner and a beneficiary. The Company may also offer other systematic withdrawal options. The LED will cease on the Annuity Date.

If a Policy Owner makes withdrawals under the LED distribution prior to age 59 1/2, the withdrawals may be treated by the IRS as premature distributions from the Policy. The payments would then be taxed on an "income first" basis, and be subject to a 10% federal tax penal ty. For more information, see "FEDERAL TAX CONSIDERATIONS, B. Taxation of the Policies in General."

SURRENDERS. In the case of a complete surrender, the amount received by the

Policy Owner is equal to the entire Accumulated Value under the Policy, net of the applicable contingent deferred sales charge on New Payments, the Policy Fee and any applicable tax withholding. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a contingent deferred sales charge on an amount equal to the greater of the Withdrawal Without Charge Amount, described above, or the life expectancy distribution, if applicable. Because Old Payments count in the calculation of the Withdrawal Without Charge Amount, if Old Payments equal or exceed the Withdrawal Without Charge Amount, the Company may assess the full applicable contingent deferred sales charge on New Payments.

Where a Policy Owner who is trustee under a pension plan surrenders, in whole or in part, a Policy on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Policy to other policies issued by the Company and owned by the trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the unit values for the Subaccounts as of the valuation date on which a written, signed request is received at the Company's Principal Office.

For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Policy in the case of partial redemption, and important tax considerations, see "Surrender" and "Partial Redemption" under "THE VARIABLE ANNUITY POLICIES," and see "FEDERAL TAX CONSIDERATIONS."

CHARGE AT THE TIME ANNUITY PAYMENTS BEGIN. If a period certain option is chosen (Option V or the comparable fixed annuity option), a contingent deferred sales charge will be deducted from the Accumulated Value of the Policy if the Annuity Date occurs at any time during the surrender charge period. Such charge is the same as that which would apply had the policy been surrendered on the Annuity Date.

No contingent deferred sales charge is imposed at the time of annuitization in any policy year under an option involving a life contingency (Options I, II, III, IV-A, IV-B or the comparable fixed annuity options) or involving a non-commutable period certain of a duration of ten years or more.

SALES EXPENSE. The Company pays commissions on the Policies of up to 6.5% of purchase payments to entities which sell the Policies. To the extent permitted by NASD rules, expense reimbursement allowances and additional payments for other services not directly related to the sale of the Policies, including the recruitment and training of personnel, production of promotional literature, and similar services may also be made.

The Company intends to recoup the commissions and other sales expenses through a combination of anticipated contingent deferred sales charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policy Owners or the Separate Account. Any contingent deferred sales charges assessed on a Policy will be retained by the Company.

B. PREMIUM TAXES. Some states and municipalities impose a premium tax on variable annuity policies. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

(1) if the premium tax was paid by the Company when purchase payments were received, to the extent permitted in your Policy the premium tax charge is deducted on a pro rata basis when partial withdrawals are made, upon surrender of the Policy, or when annuity payments begin (the Company reserves the right instead to deduct the premium tax charge for these Policies at the time the purchase payments are received); or

(2)  the premium tax charge is deducted when annuity payments begin.

If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Policy value at the time such determination is made.

C. POLICY FEE.


A $30 Policy Fee currently is deducted on the policy anniversary date and upon full surrender of the Policy when the Accumulated Value is $50,000 or less. The Policy Fee is not deducted after annuitization. The Policy Fee is currently waived for policies issued to a trustee of a 401(k) plan, but the Company reserves the right to impose the Policy Fee on such policies.

Where policy value has been allocated to more than one account (General Account and/or one or more of the Subaccounts), a percentage of the total Policy Fee will be deducted from the Policy Value in each account. The portion of the charge deducted from each account will be equal to the percentage which the Policy Value in that account represents of the total Accumulated Value under the Policy. The deduction of the Policy Fee will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

D. ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS.

MORTALITY AND EXPENSE RISK CHARGE. The Company makes a charge of 1.25% on an annual basis of the daily value of each Subaccount's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Policies. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company's special death benefit guarantee and its guarantee that it will make annuity payments in accordance with annuity rate provisions established at the time the Policy is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Policies and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE - The Company assesses each Subaccount available under the Policies with a daily charge at an annual rate of 0.15% of the average daily net assets of the Subaccount. The charge is imposed during both the accumulation period and the annuity period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Subaccount, without profits. However, there is no direct relationship between the amount of administrative expenses imposed on a given policy and the amount of expenses actually attributable to that policy.

Deductions for the Policy Fee (described under B. POLICY FEE) and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the Policies include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

TRANSFER CHARGE - The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy Year will be free of charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for the thirteenth and each subsequent transfer in a Policy Year.

The Policy Owner may have automatic transfers of at least $100 a month made on a periodic basis (a) from Subaccount 203 (which invests in the Capital Reserve Series) or Subaccount 204 (which invests in the Money Market Series) to one or more of the other Subaccounts, or (b) in order to reallocate Policy Value among the Subaccounts. The first automatic transfer counts as one transfer towards the twelve transfers which are guaranteed to be free in each policy year. For more information, see "The Policy Transfer Privilege."

OTHER CHARGES - Because the Subaccounts purchase shares of the Fund, the value of the net assets of the Subaccounts will reflect the investment advisory fee and other expenses incurred by the Underlying Series. The Prospectus and Statement of Additional Information of the Fund contain additional information concerning expenses of the Underlying Series.

                          THE VARIABLE ANNUITY POLICIES

The Policies are designed for use in connection with several types of retirement plans as well as for sale to individuals. Participants under such plans, as well as Policy Owners, and beneficiaries, are cautioned that the rights of any person to any benefits under such Policies may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policies.

The Policies offered by the Prospectus may be purchased from representatives of Allmerica Investments, Inc. and certain independent broker-dealers that are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.
(NASD). The principal underwriter of the Policies is Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts, 01653, an indirect wholly-owned subsidiary of the Company. Policy Owners may direct any
inquiries to Annuity Customer Service,   First Allmerica Financial Life
Insurance Company of America, 440 Lincoln Street, Worcester, Massachusetts
01653.

A. PURCHASE PAYMENTS.

Purchase payments are payable to the Company. The initial payment will be credited to the Policy as of the date that the properly completed application which accompanies the payment is received by the Company at its principal office. If an application is incomplete, or does not specify how payments are to be allocated among the Accounts, the initial purchase payment will be returned within five business days. After a policy is issued, Accumulation Units will be credited to the Policy at the unit value computed as of the Valuation Date that a purchase payment is received at the Company's principal office.

Purchase payments are not limited as to frequency and number, but there are certain limitations as to amount. Generally, the initial payment must be at least $600. Under a salary deduction or a monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. Total payments may not exceed the maximum limit specified in the Policy. If the payments are divided among two or more accounts, a net amount of at least $10 of each payment must be allocated to each account.

Generally, payments will be allocated among the Subaccounts according to the Policy Owner's instructions when the Policy is issued. However, for the first 14 days following the date of issue, all Separate Account allocations will be held in Subaccount 204 (the Money Market Series). Thereafter, all amounts will be allocated according to the Policy Owner's instructions. The Policy Owner may change allocation instructions for new payments pursuant to written or telephone request. If telephone requests are elected by the Policy Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Policy Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B. TRANSFER PRIVILEGE.

At any time prior to the Annuity Date, subject to the Company's then current rules, a Policy Owner may have amounts transferred among the Subaccounts or between a Subaccount and the General Account. Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. As discussed in "A. Purchase Payments," a properly completed authorization form must be on file before telephone requests will be honored.

Transfers involving the General Account are currently permitted only if:

   (a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

   (b) The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Automatic transfers may also be made from policy value allocated to the Company's General Account (a) to one or more of the Subaccounts or (b) in order to reallocate Policy value among the Subaccounts. Automatic transfers from the General Account may be made on a monthly, bimonthly, or quarterly basis, provided that: (i) the amount of each monthly transfer cannot exceed 10% of policy value in the General Account as of the date of the first transfer; (ii) each bimonthly transfer cannot exceed 20% of policy value in the General Account as of the date of the first transfer; (iii) each quarterly transfer cannot exceed 25% of policy value in the General Account as of the date of the first transfer.

These rules are subject to change by the Company.

The Policy Owner may have automatic transfers of at least $100 each made on a periodic basis from Subaccount 203 (which invests in the Capital Reserve Series) or Subaccount 204 (which invests in the Money Market Series) to one or more of the other Subaccounts or reallocate policy value among the Subaccounts. Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. The first automatic transfer counts as one transfer towards the twelve transfers which are guaranteed to be free in each policy year.

The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not
limited to:   (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Subaccount following a transfer from that Subaccount, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

Currently, the Company makes no charge for transfers. The first twelve transfers in a Policy year are guaranteed to be free of any charge. For the thirteenth and each subsequent transfer in a Policy year the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers.

C. SURRENDER.

At any time prior to the Annuity Date, a Policy Owner may surrender the Policy and receive its Accumulated Value, less applicable charges ("Surrender Amount"). The Policy Owner must return the Policy and a signed, written request for surrender, satisfactory to the Company, to the Company's Principal Office. The amount payable to the Policy Owner upon surrender will be based on the Accumulated Value of the Policy as of the Valuation Date on which the request and the Policy are received at the Company's Principal Office.

Before the Annuity Date, a contingent deferred sales charge may be deducted when a Policy is surrendered if payments have been credited to the policy during the last seven full policy years. See "CHARGES AND DEDUCTIONS." The Policy Fee will be deducted upon surrender of the Policy.

After the Annuity Date, only Policies under which future annuity payments are limited to a specified period (as specified in Annuity Option V) may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Subaccount during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each Separate Account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and partial redemptions of amounts allocated to the Company's General Account for a period not to exceed six months.

The surrender rights of Policy Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted; see "FEDERAL TAX CONSIDERATIONS," "I. Public School Systems and Certain Tax Exempt Organizations" and "J. Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

D. PARTIAL REDEMPTION.

At any time prior to the Annuity Date, a Policy Owner may redeem a portion of the Accumulated Value of his or her Policy, subject to the limits stated below. The Policy Owner must file a signed, written request for redemption, satisfactory to the Company, at the Company's Principal Office. The written request must indicate the dollar amount the Policy Owner wishes to receive and the account from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Policy Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS."

Where allocations have been made to more than one account, a percentage of the partial redemption may be allocated to each such account. A partial redemption from a Subaccount will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Company's principal office.

Each partial redemption must be in a minimum amount of $200. No partial redemption will be permitted if the Accumulated Value remaining under the Policy would be reduced to less than $1,000.

Partial redemptions will be paid in accordance with the time limitations described under "Surrender."

After the Annuity Date, only Policies under which future variable annuity payments are limited to a specified period may be partially redeemed. A partial redemption after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount redeemed.

For important restrictions on withdrawals which are applicable to Policy Owners who are participants under Section 403(b) plans or under the Texas ORP, see "FEDERAL TAX CONSIDERATIONS," "I. Public School Systems and Certain Tax Exempt Organizations" and "J. Texas Optional Retirement Program."

For important tax consequences which may result from partial redemptions, see "FEDERAL TAX CONSIDERATIONS."

E. DEATH BENEFIT.

If the Annuitant dies (or a Policy Owner predeceases the Annuitant) prior to the Annuity Date while the Policy is in force, a death benefit will be paid to the beneficiary, except where the Policy continues as provided in "F. The Spouse of the Policy Owner as Beneficiary". Upon death of the Annuitant (including a Policy Owner who is also the Annuitant), the death benefit is equal to the greatest of (a) the Accumulated Value under the Policy next determined following receipt of due proof of death at the Principal Office, or (b) the total amount of gross payment(s) made under the Policy reduced proportionally to reflect the amount of all prior partial withdrawals, or (c) the death benefit that would have been payable on the most recent fifth year policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date.

POLICY FORM A: Under Policy Form A, the guaranteed death benefit is reduced proportionally to reflect partial withdrawals (in the same proportion that the Accumulated Value was reduced by the withdrawals).

A partial withdrawal will reduce the gross payments available as a death benefit under (b) in the same proportion that the Accumulated Value was reduced on the date of withdrawal. For each withdrawal, the reduction is calculated by multiplying the total amount of gross payments by a fraction, the numerator of which is the amount of the partial withdrawal and the denominator of which is the Accumulated Value immediately prior to the withdrawal. For example, if gross payments total $8,000 and a $3,000 withdrawal is made when the Accumulated Value is $12,000, the proportional reduction of gross payments available as a death benefit is calculated as follows: The Accumulated Value is reduced by 1/4 (3,000 divided by 12,000); therefore, the gross amount available as a death benefit under (b) will also be reduced by 1/4 (8,000 times 1/4 equals $2,000), so that the $8,000 gross payments are reduced to $6,000. Payments made after a withdrawal will increase the death benefit available under (b) by the amount of the payment.

A partial withdrawal after the most recent fifth year Policy anniversary will decrease the death benefit available under (c) in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For example, if the death benefit that would have been payable on the most recent fifth year Policy anniversary is $12,000 and partial withdrawals totalling $5,000 are made thereafter when the Accumulated Value is $15,000, the proportional reduction of death benefit available under (c) is calculated as follows: The Accumulated Value is reduced by 1/3 (5,000 divided by 15,000); therefore, the death benefit that would have been payable on the most recent fifth year Policy anniversary will also be reduced by 1/3 (12,000 times 1/3 or $4,000), so that the death benefit available under (c) will be $8,000 ($12,000 minus $4,000). Payments made after the most recent fifth year Policy anniversary will increase the death benefit available under (c) by the amount of the payment.

POLICY FORM B: Under Policy Form B, partial withdrawals are subtracted from the guaranteed death benefit. For example, if gross payments total $8,000 and a $3,000 withdrawal is made, and no prior withdrawals had taken place, the guaranteed minimum death benefit is $5,000 ($8,000 minus $3,000) or the accumulated value, if higher. Future payments will increase the guaranteed minimum death benefit dollar for dollar just as future withdrawals reduce it dollar for dollar.

Additionally, the stepped-up death benefit under Policy Form B applies to the most recent seventh year Policy anniversary. For example, if the death benefit on the most recent seventh anniversary is $10,000 and a $3,000 withdrawal is made, and prior payments were $5,000, the guaranteed minimum death benefit is $7,000 ($10,000 minus $3,000). Future payments will increase the guaranteed minimum death benefit dollar for dollar just as future withdrawals reduce it dollar for dollar.

Effiective November 1, 1995, automotic transfers may also be made from policy value allocated to the Company's General Account (a) to one or more of the Subaccounts or (b) in order to reallocate Policy value among the Subaccounts. Automatic transfers from the General Account may be made on a monthly, bimonthly, or quarterly basis, provided that: (I) the amount of each monthly transfer cannot exceed 10% of policy value in the General Account as of the date of the first transfer; (ii) each bimonthly transfer cannot exceed 20% of policy value in the General Account as of the date of the first transfer;
(iii) each quarterly transfer cannot exceed 25% of policy value in the General Account as of the date of the first transfer.

Upon death of a Policy Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value of the Policy next determined following receipt of due proof of death received at the Principal Office.

The death benefit generally will be paid to the beneficiary in one sum. However, the beneficiary may, by written request, elect one of the following options:

   (1) The payment of the one sum may be delayed for a period not to exceed five years from the date of death.

   (2) The death benefit may be paid in installments. Payments must begin within one year from the date of death, and are payable over a period certain not extended beyond the life expectancy of the beneficiary.

   (3) All or a portion of the death benefit may be used to provide a life annuity for the beneficiary. Benefits must begin within one year from the date of death and are payable over a period not extended beyond the life expectancy of the beneficiary. Any annuity benefits will be provided in accordance with the annuity options of the Policy.

If there is more than one beneficiary, the death benefit will be paid to such beneficiaries in one sum unless the Company consents to pay an annuity option chosen by the beneficiaries.

With respect to any death benefit, the Accumulated Value under the Policy shall be based on the unit values next computed after due proof of death has been received at the Company's principal office. If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the beneficiary (other than a spousal beneficiary of an IRA, See "F. The Spouse of the Policy Owner as Beneficiary," below) has not elected an annuity option within one year from the date notice of death is received by the Company, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

If the Annuitant's death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death. If there is more than one beneficiary, the commuted value of the payments, computed on the basis of the assumed interest rate incorporated in the annuity option table on which such payments are based, shall be paid to the beneficiaries in one sum.

F. THE SPOUSE OF THE POLICY OWNER AS BENEFICIARY.

If the Policy Owner's spouse is named as beneficiary ("spousal beneficiary") and if the Policy Owner dies (and predeceases the Annuitant if such Policy Owner is not the Annuitant) prior to the Annuity Date while the Policy is in force, at the written request of the spousal beneficiary the death benefit will not be paid and the spousal beneficiary will become the new Policy Owner (and, if the deceased Owner was also the Annuitant, the new Annuitant). All other rights and benefits provided in the Policy will continue, except that any subsequent spouse of such new Policy Owner will not be entitled to continue the Policy upon such new Policy Owner's death.

G. ASSIGNMENT.

The Policy may be assigned by the Policy Owner at any time prior to the Annuity Date and while the Annuitant is alive. However, Policies sold in connection with IRA plans and certain other qualified plans are not assignable. Assignability of a Policy issued in connection with an HR-10 Plan may be restricted. For more information about these plans, see "FEDERAL TAX CONSIDERATIONS."

The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Company's principal office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Policy is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Policy to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Policy Owner in full settlement of all liability under the Policy. The interest of the Policy Owner and of any beneficiary will be subject to any assignment.

H. ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE.

Subject to certain restrictions described below, the Policy Owner has the right (1) to select the annuity option under which annuity payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity payments are determined according to the annuity tables in the Policy, by the annuity option selected, and by the investment performance of the Account(s) selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the General Account of the Company, and the annuity payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Subaccount(s) is made each month. Since the value of an Annuity Unit in a Subaccount will reflect the investment performance of the Subaccount, the amount of each monthly payment will vary.

The annuity option selected must produce an initial payment of at least $20. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $20. The Company reserves the right to increase these minimum amounts. If the annuity option(s) selected does not produce initial payments which meet these minimums, the Company will pay the Accumulated Value in one sum. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where future annuity payments are limited to a "period certain" (only under Option V or a comparable fixed option). Only beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

The Annuity Date is selected by the Policy Owner. The Annuity Date may be the first day of any month on or after the Annuitant's 50th birthday but before the Annuitant's 85th birthday, with certain exceptions the Company may arrange. The Policy Owner may elect to change the Annuity Date by sending a request to the Company's Principal Office at least one month before the new Annuity Date. The new Annuity Date must be the first day of any month occurring on or after the Annuitant's 50th birthday but before the Annuitant's 85th birthday. The new Annuity Date must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Internal Revenue Code and the terms of qualified plans impose limitations on the age at which annuity payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

If the Policy Owner does not elect otherwise, annuity payments will be made in accordance with Option I, a variable life annuity with 120 monthly payments guaranteed. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

I. DESCRIPTION OF VARIABLE ANNUITY OPTIONS.

The Company currently provides the variable annuity options described below. Variable annuity options may be funded through the Equity/Income Series, the Capital Reserves Series and the Multiple Strategy Series.

The Company also provides fixed-amount annuity options which are comparable to the variable annuity options. Regardless of how payments were allocated during the accumulation period, any one of the variable annuity options or the fixed-amount options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.

OPTION I--Variable Life Annuity with 120 Monthly Payments Guaranteed
A variable annuity payable monthly during the lifetime of the payee with the guarantee that if the payee should die before 120 monthly payments have been paid, the monthly annuity payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

OPTION II--Variable Life Annuity
A variable annuity payable monthly only during the lifetime of the payee. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant dies prior to the due date of the second annuity payment, two annuity payments if the Annuitant dies before the due date of the third annuity payment, and so on. However, payments will continue during the lifetime of the payee, no matter how long the payee lives.

OPTION III--Unit Refund Variable Life Annuity
A variable annuity payable monthly during the lifetime of the payee with the guarantee that if (1) exceeds (2) then monthly variable annuity payments will continue to the beneficiary until the number of such payments equals the number determined in
(1).

Where:

   (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

   (2) is the number of monthly payments paid prior to the death of the payee,

OPTION IV-A--Joint and Survivor Variable Life Annuity
A monthly variable annuity payable jointly to two payees during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-B, below.

OPTION IV-B--Joint and Two-thirds Survivor Variable Life Annuity. A monthly variable annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. However, the amount of each monthly payment to the survivor is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-A, above.

OPTION V--Period Certain Variable Annuity
A monthly variable annuity payable for a stipulated number of from one to thirty years.

It should be noted that Option V does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under Option V to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to Policy Owners who have elected Option V prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting Option V.

J. NORRIS DECISION.

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a policy issued in connection with an employer-sponsored benefit plan affected by the Norris decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates or (2) the guaranteed male rates described in such Policy, regardless of whether the Annuitant is male or female.

K. COMPUTATION OF POLICY VALUES AND ANNUITY PAYMENTS.

THE ACCUMULATION UNIT. Each net purchase payment is allocated to the account(s) selected by the Policy Owner. Allocations to the Subaccounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Subaccount. The number of Accumulation Units of each Subaccount credited to the Policy is equal to the portion of the net purchase payment allocated to the Subaccount, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Company's Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Subaccount varies from Valuation Date to Valuation Date based on the investment experience of that Subaccount and will reflect the investment performance, expenses and charges of its Underlying Series. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Subaccount.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

The Accumulated Value under the Policy is determined by (1) multiplying the number of Accumulation Units in each Subaccount by the value of an Accumulation Unit of that Subaccount on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the General Account, if any.

ADJUSTED GROSS INVESTMENT RATE. At each Valuation Date an adjusted gross investment rate for each Subaccount for the Valuation Period then ended is determined from the investment performance of that Subaccount. Such rate is
(1) the investment income of that Subaccount for the Valuation Period, plus capital gains and minus capital losses of that Subaccount for the Valuation Period, whether realized or unrealized, adjusted for provisions made for taxes, if any, divided by (2) the amount of that Subaccount's assets at the beginning of the Valuation Period. The adjusted gross investment rate may be either positive or negative.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR. The net investment rate for a Subaccount's variable accumulations for any Valuation Period is equal to the adjusted gross investment rate of the Subaccount for such Valuation Period decreased by the equivalent for such period of a charge equal to 1.40% per annum. This charge cannot be increased.

The net investment factor is 1.000000 plus the applicable net investment rate.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of Accumulation Unit calculation using a hypothetical example see "ANNUITY PAYMENTS" in the Statement of Additional Information.

THE ANNUITY UNIT. On and after the Annuity Date the Annuity Unit is a measure of the value of the Annuitant's monthly annuity payments under a variable annuity option. The value of an Annuity Unit in each Subaccount initially was set at $1.00. The value of an Annuity Unit under a Subaccount on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Subaccount for the current Valuation Period and
(2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Policy.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY PAYMENTS. The first monthly annuity payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date the first annuity payment is due. Currently, variable annuity payments are made on the first of the month based on unit values as of the 15th day of the preceding month.

The Policy provides annuity rates which determine the dollar amount of the first monthly payment under each form of annuity for each $1,000 of applied value (Accumulated Value applied under a specific annuity option to provide annuity income payments, minus any applicable premium tax). The annuity rates in the Policy are based on a modification of the 1983 Table on rates.

The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "J. Norris Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3 1/2% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity payments will increase over periods when the actual net investment result of the Subaccount(s) funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable Annuity Payments will decrease over periods when the actual net investment result of the respective Subaccount is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first monthly annuity payment under a life contingency or a noncommutable period certain option of at least a 10 year option is determined by multiplying (1) the Accumulated Value applied under that option (after deduction for premium tax, if any) divided by $1,000, by
(2) the applicable amount of the first monthly payment per $1,000 of value. For any commutable period certain options and for noncommutable period certain options, the Surrender Value less any premium tax is applied. The dollar amount of the first monthly variable annuity payment is then divided by the value of an Annuity Unit of the selected Subaccount(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. In each subsequent month, the dollar amount of the variable annuity payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date.

After the first payment, the dollar amount of each monthly variable annuity payment will vary with subsequent variations in the value of the Annuity Unit of the selected Subaccount(s). The dollar amount of each fixed amount monthly annuity payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

The Company may from time to time offer its Policy Owners both fixed and variable annuity rates more favorable than those contained in the Policy. Any such rates will be applied uniformly to all Policy Owners of the same class.

For an illustration of variable annuity payment calculation using a hypothetical example, see "ANNUITY PAYMENTS" in the Statement of Additional Information.

                          FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on redemptions or surrenders, on annuity payments, and on the economic benefit to the Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the Internal Revenue Service (IRS).

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY POLICIES IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER SHOULD ALWAYS BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Policies, the Separate Account or the Subaccounts may have upon its tax. The Separate Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Separate Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Policy Owners and with respect to each Separate Account as though that Separate Account were a separate taxable entity.

The Separate Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

The Internal Revenue Service has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Internal Revenue Code ("Code"). The regulations provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on a contract, for any taxable year of the Policy Owner, would be treated as ordinary income received or accrued by the Policy Owner. It is anticipated that the Underlying Series will comply with the diversification requirements.

A. QUALIFIED AND NON-QUALIFIED POLICIES.

From a federal tax viewpoint there are two types of variable annuity Policies, "qualified" Policies and "non-qualified" Policies. A qualified Policy is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, 408, or 457 of the Code, while a non-qualified Policy is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain partial redemptions or surrenders will vary according to whether they are made from a qualified Policy or a non-qualified Policy. For more information on the tax provisions applicable to qualified Policies, see Sections D through J, below.

B. TAXATION OF THE POLICIES IN GENERAL.

The Company believes that the Policies described in this Prospectus will, with certain exceptions (see K below), be considered annuity policies under
Section 72 of the Internal Revenue Code (the "Code"). This section provides for the taxation of annuities. The following discussion concerns annuities subject to Section 72. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity policies issued by the same insurance company to the same Policy Owner during the same calendar year be treated as a single Policy in determining taxable distributions under Section 72(e).

With certain exceptions, any increase in the Accumulated Value of the Policy is not taxable to the Policy Owner until it is withdrawn from the Policy. If the Policy is surrendered or amounts are withdrawn prior to the Annuity Date, to the extent of the amount withdrawn any investment gain in value over the cost basis of the Policy would be taxed as ordinary income. Under the current provisions of the Code, amounts received under a non-qualified Policy prior to the Annuity Date (including payments made upon the death of the Annuitant or Policy Owner), or as non-periodic payments after the Annuity Date, are generally first attributable to any investment gains credited to the Policy over the taxpayer's basis (if any) in the Policy. Such amounts will be treated as income subject to federal income taxation.


A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59-1/2. The penalty tax will not be imposed after age 59-1/2, or if the withdrawal follows the death of the Policy Owner (or, if the Policy Owner is not an individual, the death of the primary Annuitant, as defined in the Code), or in the case of the "total disability" (as defined in the Code) of the Policy Owner. Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Policy Owner elects to have distributions made over the Policy Owner's life expectancy, or over the joint life expectancy of the Policy Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same.

In a private letter ruling, the IRS took the position that where distributions from a variable annuity policy were determined by amortizing the accumulated value of the policy over the taxpayer's remaining life expectancy (such as under the Policy's life expectancy distribution ("LED") option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions were therefore subject to the 10% federal penalty tax. This private letter ruling may be applicable to a Policy Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent private letter rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

If the Policy Owner transfers (assigns) the Policy to another individual as a gift prior to the Annuity Date, the Code provides that the Policy Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to the excess, if any, of the cash surrender value of the Policy over the Policy Owner's cost basis at the time of the transfer. The transfer will also subject the Owner to a gift tax. Where the Policy Owner and Annuitant are different persons, the change of ownership of the Policy to the Annuitant on the Annuity Date, as required under the Policy, is a gift and will be taxable to the Owner as such. However, the Owner will not incur taxable income. Rather the Annuitant will incur taxable income upon receipt of annuity payments as discussed below.

When annuity payments are commenced under the Policy, generally a portion of each payment may be excluded from gross income. The excludable portion is generally determined by a formula that establishes the ratio that the cost basis of the Policy bears to the expected return under the Policy. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all cost basis in the Policy is recovered, the entire payment is taxable. If the last Annuitant dies before cost basis is recovered, a deduction for the difference is allowed on the Annuitant's final tax return.

C. TAX WITHHOLDING AND PENALTIES.

The Code requires withholding with respect to payments or distributions from employee benefit plans, annuities, and IRAs, unless a taxpayer elects not to have withholding. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain partial redemptions or surrenders of the non-qualified Policies offered by this Prospectus will vary according to whether the amount redeemed or surrendered is allocable to an investment in the Policy made before or after certain dates.

D. PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS.

The tax rules applicable to qualified employer plans, as defined by the Code, vary according to the type of plan and the terms and conditions of the plan itself. Therefore, the following is general information about the use of the Policies with various types of qualified plans. The rights of any person to any benefits under such qualified plans will be subject to the terms and conditions of the qualified plans themselves regardless of the terms and conditions of the Policy.

A loan to a participant or beneficiary from plans qualified under Sections 401 and 403 or an assignment or pledge of an interest in such a plan is generally treated as a distribution. This general rule does not apply to loans which contain certain repayment terms and do not exceed a specified maximum amount, as required under Section 72(p).

E. QUALIFIED EMPLOYEE PENSION AND PROFIT SHARING TRUSTS AND QUALIFIED ANNUITY PLANS.

When an employee (including a self-employed individual) or one or more of the employee's beneficiaries receives a "lump sum" distribution (a distribution from a qualified plan described in Code Section 401(a) within one taxable year equal to the total amount payable with respect to such an employee) the taxable portion of such distribution may qualify for special treatment under a special five-year income averaging provision of the Code. The employee must have had at least 5 years of participation under the plan, and the lump sum distribution must be made after the employee has attained age 59 1/2 or on account of his or her death, separation from the employer's service (in the case of a common-law employee) or disability (in the case of a self-employed individual). Such treatment can be elected for only one taxable year once the individual has reached age 59 1/2. An employee who attained age 50 before January 1, 1986 may elect to treat part of the taxable portion of a lump-sum distribution as long-term capital gain and may also elect 10-year averaging instead of five-year averaging.

The Company can provide prototype plans for certain of the pension or profit sharing plans for review by your legal counsel. For information, ask your agent.

F. SELF-EMPLOYED INDIVIDUALS.

The Self-Employed Individuals Tax Retirement Act of 1962, as amended, frequently referred to as "H.R. 10," allows self-employed individuals and partners to establish qualified pension and profit sharing trusts and annuity plans to provide benefits for themselves and their employees.

These plans generally are subject to the same rules and requirements applicable to corporate qualified plans, with some special restrictions imposed on "owner-employees." An "owner-employee" is an employee who (1) owns the entire interest in an unincorporated trade or business, or (2) owns more than 10% of either the capital interest or profits interest in a partnership.

G. INDIVIDUAL RETIREMENT ACCOUNT PLANS.

Any individual who earns "compensation" (as defined in the Code and including alimony payable under a court decree) from employment or self-employment, whether or not he or she is covered by another qualified plan, may establish an Individual Retirement Account or Annuity plan ("IRA") for the accumulation of retirement savings on a tax-deferred basis. Income from investments is not included in "compensation." The assets of an IRA may be invested in, among other things, annuity policies including the Policies offered by this Prospectus.

Contributions to the IRA may be made by the individual or on behalf of the individual by an employer. IRA contributions may be deductible up to the lesser of (1) $2,000 or (2) 100% of compensation. The deduction is reduced proportionately for adjusted gross income between $40,000 and $50,000 (between $25,000 and $35,000 for unmarried taxpayers and between $0 and $10,000 for a married taxpayer filing separately) if the taxpayer and his or her spouse file a joint return and either is an active participant in an employer sponsored retirement plan.

An individual and a working spouse each may have an IRA with the above-described limit on each. An individual with an IRA may establish an additional IRA for a non-working spouse if they file a joint return. Contributions to the two IRAs together are deductible up to the lesser of $2,250 or 100% of compensation.

No deduction is allowed for contributions made for the year in which the individual attains age 70 1/2 and years thereafter. Contributions for that year and for years thereafter will result in certain adverse tax consequences.

Non-deductible contributions may be made to IRAs until the year in which the individual attains age 70 1/2. Although these contributions may not be deducted, taxes on their earnings are deferred until the earnings are distributed. The maximum permissible non-deductible contribution is $2,000 for an individual taxpayer and $2,250 for a taxpayer and non-working spouse. These limits are reduced by the amount of any deductible contributions made by the taxpayer.

Contributions may be made with respect to a particular year until the due date of the individual's federal income tax return for that year, not including extensions. However, for reporting purposes, the Company will regard contributions as being applicable to the year made unless it receives notice to the contrary.

All annuity payments and other distributions under an IRA will be taxed as ordinary income unless the owner has made non-deductible contributions. In addition, a minimum level of distributions must begin no later than April 1 following the year in which the individual attains age 70 1/2, and failure to make adequate distributions at this time may result in certain adverse tax consequences to the individual.

Distributions from all of an individual's IRAs are treated as if they were a distribution from one IRA and all distributions during the same taxable year are treated as if they were one distribution. An individual who makes a non-deductible contribution to an IRA or receives a distribution from an IRA during the taxable year must provide certain information on the individual's tax return to enable the IRS to determine the proportion of the IRA balance which represents non-deductible contributions. If the required information is provided, that part of the amount withdrawn which is proportionate to the individual's aggregate non-deductible contributions over the aggregate balance of all of the individual's IRAs, is excludable from income.

Distributions which are a return of a non-deductible contribution are non-taxable, as they represent a return of basis. If the required information is not provided to the IRS, distributions from an IRA to which both deductible and non-deductible contributions have been made are presumed to be fully taxable.

H. SIMPLIFIED EMPLOYEE PENSIONS.

Employees may establish simplified employee pensions ("SEPs") under Code
Section 408(k) if certain requirements are met. A SEP is an IRA to which the employer contributes under a written formula. Currently, a SEP may accept employer contributions each year up to $30,000 or 15% of compensation (as defined), whichever is less. To establish SEPs the employer must make a contribution for every employee age 21 and over who has performed services for the employer for at least three of the five immediately preceding calendar years and who has earned at least $300 for the year.

The employer's contribution is excluded from the employee's gross income for the taxable year for which it was made up to the $30,000/15% limit. In addition to the employer's contribution, the employee may contribute 100% of the employee's earned income, up to $2,000, to the SEP, but such contributions will be subject to the rules described above in "F. Individual Retirement Account Plans."
These plans are subject to the general employer's deduction limitations applicable to all corporate qualified plans.

I. PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX-EXEMPT ORGANIZATIONS.

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that the aggregate purchase payments for such annuity policies in any year do not exceed the maximum contribution permitted under the Code.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship a Policy Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax. Also, there is a mandatory 20% income tax withholding on any eligible rollover distribution, unless it is a direct rollover to another qualified plan in accordance with IRS rules.

The distribution restrictions are effective for years beginning after December 31, 1988, but only with respect to amounts that were not held under the Policy as of that date.

J. TEXAS OPTIONAL RETIREMENT PROGRAM.

Under a Code Section 403(b) annuity policy issued as a result of participation in the Texas Optional Retirement Program, distributions may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These restrictions are imposed by reason of an opinion of the Texas Attorney General interpreting the Texas laws governing the Optional Retirement Program.

K. SECTION 457 PLANS FOR STATE GOVERNMENTS AND TAX-EXEMPT ENTITIES.

Code Section 457 allows employees of a state, one of its political subdivisions, or certain tax-exempt entities to participate in eligible government deferred compensation plans. An eligible plan, by its terms, must not allow deferral of more than $7,500 or 33 1/3% of a participant's includible compensation for the taxable year, whichever is less. Includible compensation does not include amounts excludable under the eligible deferred compensation plan or amounts paid into a Code Section 403(b) annuity. The amount a participant may defer must be reduced dollar-for-dollar by elective deferrals under a SEP, 401(k) plan or a deductible employee contribution to a 501(c)(18) plan. Under eligible deferred compensation plans the state, political subdivision, or tax-exempt entity will be owner of the Policy.

If an employee also participates in another eligible plan or contributes to a Code Section 403(b) annuity, a single limit of $7,500 will be applied for all plans. Additionally, the employee must designate how much of the $7,500 or 33 1/3% limitation will be allocated among the various plans. Contributions to an eligible plan will serve to reduce the maximum exclusion allowance for a Code Section 403(b) annuity.

Amounts received by employees under such plans generally are includible in gross income in the year of receipt.

L. NON-INDIVIDUAL OWNERS.

Non-individual Owners (e.g., a corporation) of deferred annuity contracts generally will be currently taxed on any increase in the cash surrender value of the deferred annuity attributable to contributions made after February 28, 1986. This rule does not apply to immediate annuities or to deferred annuities held by a qualified pension plan, an IRA, a 403(b) plan, estates, employers with respect to terminated pension plans, or a nominee or agent holding a contract for the benefit of an individual. Corporate-owned annuities may result in exposure to the alternative minimum tax, to the extent that such corporate-owned annuities result in an increase in a corporation's book income. For tax years beginning after 1989, corporate-owned annuities may result in exposure to the alternative minimum tax, to the extent that income on the annuities increases the corporation's adjusted current earnings.

                                    REPORTS

A Policy Owner is sent a report semi-annually which states certain financial information about the Underlying Series. The Company will also furnish an annual report to the Policy Owner containing a statement of his or her account, including unit values and other information required by applicable law, rules and regulations.

LOANS (QUALIFIED POLICIES ONLY)

Loans will be permitted only for TSAs and Policies issued to a plan qualified under Section 401(a) and 401(k) of the Code. Loans are made from the Policy's value on a pro-rata basis from all accounts. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Policy. Loans are subject to applicable retirement legislation and their taxation is determined under the Federal income tax laws. The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company's General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five (5) years. When repayments are received, they will be allocated in accordance with the contract owner's most recent allocation instructions.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

                          CHANGES IN OPERATION OF THE
                               SEPARATE ACCOUNT

The Company reserves the right, subject to compliance with applicable law, to
(1) transfer assets from any Separate Account or Subaccount to another of the Company's separate accounts or Subaccounts having assets of the same class,
(2) to operate the Separate Account or any Subaccount as a management investment company under the 1940 Act or in any other form permitted by law,
(3) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act and (4) to substitute the shares of any other registered investment company for the Underlying Series shares held by a Subaccount, in the event that Underlying Series shares are unavailable for investment, or if the Company determines that further investment in such Underlying Series shares is inappropriate in view of the purpose of the Subaccount, (5) to change the methodology for determining the net investment factor, (6) to change the names of the Separate Account or of the Subaccounts. In no event will the changes described above be made without notice to Policy Owners in accordance with the 1940 Act.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Separate Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the Securities and Exchange Commission. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the Commission's prescribed fees.

                                  APPENDIX A

                           MORE INFORMATION ABOUT THE
                                GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the General Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the Securities and Exchange Commission.

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations.

A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Policies, the minimum interest which may be credited on amounts allocated to the General Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Policy is surrendered, or if an Excess Amount is redeemed, while the Policy is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Policy less than seven full policy years.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

                                   APPENDIX B
                                 EXCHANGE OFFER

                    A. VARIABLE CONTRACT EXCHANGE OFFER.

The Company reserves the right to suspend this exchange offer at any time. This exchange offer applies to all variable annuity contracts issued by the Company and its indirect wholly owned subsidiary, Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life") except for contracts A3018-94 and A3021-93 issued by the Company and contracts A3021-93 and A3018-91 issued by SMA Life (and state variation forms thereof, which together include all contracts sold as ExecAnnuity Plus). A variable annuity contract to which this exchange offer applies may be exchanged at net asset value for the Policy described in this Prospectus. To effect an exchange, the Company should receive (1) a completed application for the Policy, (2) written request for the exchange, (3) the contract to be exchanged for the Policy, and (4) a signed Letter of Awareness.

CONTINGENT DEFERRED SALES CHARGE COMPUTATION. No surrender charge applicable to the contracts to be exchanged will apply to the surrender effecting the exchange. Where a contract, other than a Policy or variable annuity contracts A3020-94 and A3020-92 and state variations thereof ("contract A3020"), is exchanged for a Policy, the contingent deferred sales charge under the acquired Policy will be computed as if prior purchase payments for the exchanged contract had been made for the acquired Policy on the date of issue of the exchanged contract. Where another Policy or contract A3020 is exchanged for a new Policy, the contingent deferred sales charge under the acquired Policy will be computed as if prior purchase payments for the exchanged Policy or contract A3020 had been made for the acquired Policy at least as early as the date on which they were made for the exchanged Policy or contract A3020. For those exchanged contracts for which a front-end sales charge was deducted from each purchase payment, the transferred accumulated values will be treated as "Old Payments" under the Policy, so that no deferred sales charge will be assessed on aggregate subsequent withdrawals from the Policy of up to the amount of the transferred accumulated values. For additional purchase payments made under the Policy after the transfer of accumulated value from the exchanged contract, the contingent deferred sales charge will be computed based on the number of years that the additional purchase payments to which the withdrawal is attributed have been credited under the Policy, as provided in this Prospectus.

SUMMARY OF DIFFERENCES BETWEEN THE POLICY AND EXCHANGED CONTRACTS. The Policy and the variable contracts to which this exchange offer applies, if other than another Policy or contract A3020, differ substantially as summarized below. There may be additional differences important to a person considering an exchange, and the prospectuses of the Policy and the variable contract to be exchanged should be reviewed carefully before the exchange is made.

CONTINGENT DEFERRED SALES CHARGE. Except for A3019-91 and A3019-94, which have the same charge, the contingent deferred sales charge under the Policy, as described in this Prospectus, imposes higher charge percentages against the excess amount redeemed and generally applies such percentages for a greater number of years than the exchanged contracts. For certain classes of exchanged contracts, new purchase payments, subject to the contingent deferred sales charge under the Policy, would not have been subject to the charge under the exchanged contract.

POLICY FEE AND ADMINISTRATIVE EXPENSE CHARGE. Under the Policy, the Company deducts a Policy Fee, at a maximum of $30, on each policy anniversary date and upon full surrender, when the Accumulated Value is $50,000 or less, and assesses each Subaccount with a daily administrative expense charge at an annual rate of 0.15% of the average daily net assets of the Subaccount. Depending on the class of contracts to which this exchange offer is made, either no policy fee is deducted or a policy fee of $9 is deducted twice a year. For certain classes of contracts, a combined sales and administrative expense is deducted from purchase payments. No administrative expense charge based on a percentage of Subaccount assets is imposed under the contracts to which this exchange offer is made.

TRANSFER CHARGE. No charges for transfers among the Subaccounts and the General Account are imposed for contracts to which this exchange offer is made. Currently, no such charge is imposed under the Policy and the first twelve transfers in a Policy year are guaranteed to be free of any charge. However, the Company reserves the right to assess a charge, guaranteed never to exceed $25, for the seventh and each subsequent transfer in a Policy year.

DEATH BENEFIT. The Policy offers a "stepped-up death benefit" which is not offered under the exchanged contract; namely, the minimum death benefit that would have been payable on the most recent fifth year Policy Anniversary for new Policies, reduced proportionally by withdrawals (in the same proportion that the Accumulated Value was reduced by a withdrawal), or seventh Policy Anniversary for original Policies, increased for subsequent purchase payments and reduced by withdrawals after that date. Upon exchange for the Policy, the accumulated value of the exchanged contract becomes the "purchase payment" for the Policy. Therefore, the prior purchase payments made for the exchanged contract would not become a basis for determining the gross payment (less redemptions) guarantee under the Policy. Consequently, whether the initial minimum death benefit under the Policy acquired in an exchange is greater than, equal to, or less than the death benefit of the exchanged contract depends upon whether the accumulated value transferred to the Policy is greater than, equal to, or less than the gross payments (less redemptions) under the exchanged contract.

ANNUITY TABLES. The contracts to which this exchange offer is made contain more favorable annuity tables than the Policy for use in determining the amount of the first variable annuity payment under the annuity options offered. The contracts and the Policy each provide minimum guarantees.

INVESTMENTS. Accumulated Value and purchase payments under the Policy may be allocated to several underlying funds in addition to those permitted under the exchanged contracts.

SUMMARY OF DIFFERENCES BETWEEN THE POLICY AND CONTRACT A3020. The Policy and contract A3020 differ in the following material ways (the prospectuses of the Policy and contract A3020 should be reviewed carefully before any exchange):

CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge under the Policy, as described in this Prospectus, imposes higher charge percentages against the excess amount redeemed.

DEATH BENEFIT. The Policy offers a "stepped-up death benefit," which is the minimum death benefit that would have been payable on the most recent fifth year Policy Anniversary for new Policies, reduced proportionally by withdrawals (in the same proportion that the Accumulated Value was reduced by a withdrawal), or seventh year Policy Anniversary for original Policies, increased for subsequent purchase payments and reduced by withdrawals after that date. Under contract A3020, the stepped-up death benefit applies to the most recent fifth year. Upon exchange for the Policy, the accumulated value of exchanged contract A3020 becomes the "purchase payment" for the Policy. Therefore, the prior purchase payments made for exchanged contract A3020 would not become a basis for determining the gross payment (less redemptions) guarantee under the Policy. Consequently, whether the initial minimum death benefit under the Policy acquired in an exchange is greater than, equal to, or less than the death benefit of exchanged contract A3020 depends upon whether the accumulated value transferred to the Policy is greater than, equal to, or less than the gross payments (less redemptions) under exchanged contract A3020.

INVESTMENTS. Accumulated Value and purchase payments under the Policy and contract A3020 are allocable to different underlying funds and underlying investment companies.

FIXED ACCOUNT. The Policy has a Fixed Account minimum guaranteed interest rate of 3% compounded annually. Contract A3020 has a fixed account minimum guaranteed interest rate of 3.5% compounded annually. Under contract A3020, amounts may not be transferred from the fixed account to a Sub-Account prior to the end of the applicable one-year guaranteed period.

B. FIXED ANNUITY EXCHANGE OFFER.

This exchange offer also applies to all fixed annuity contracts issued by Allmerica Financial Life. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Policy described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the Policy's contingent deferred sales charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the Policy's value is not guaranteed and will vary depending on the investment performance of the underlying funds to which it is allocated. The Policy has a different charge structure than a fixed annuity contract, which includes not only a contingent deferred sales charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also Policy fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Subaccounts and the General Account), and expenses incurred by the underlying funds. Additionally, the interest rates offered under the General Account of the Policy and the Annuity Tables for determining minimum annuity payments may be different from those offered under the exchanged fixed contract.

C. EXERCISE OF "FREE-LOOK PROVISION" AFTER ANY EXCHANGE.

Persons who, under the terms of this exchange offer, exchange their contract for the Policy and subsequently revoke the Policy within the time permitted, as described in the sections of this Prospectus captioned "RIGHT TO REVOKE OR SURRENDER," will have their exchanged contract automatically reinstated as of the date of revocation. The refunded amount will be applied as the new current accumulated value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the general account and subaccounts of the reinstated contract in the same proportion that the value in the general account and the value in each subaccount bore to the transferred accumulated value on the date of the exchange of the contract for the Policy. For purposes of calculating any contingent deferred sales charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

                                  PROSPECTUS B

                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                         FUNDED THROUGH SUBACCOUNTS OF
                  SEPARATE ACCOUNT VA-K INVESTING IN SHARES OF
                        DELAWARE GROUP PREMIUM FUND, INC.

This prospectus describes interests under flexible premium deferred combination variable and fixed annuity contracts issued either on a group basis or as individual contracts by First Allmerica Financial Life Insurance Company ("Company") to individuals and businesses in connection with retirement plans which may or may not qualify for special federal income tax treatment. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.") Participation in a group contract will be accounted for by the issuance of a certificate describing
the individual's interest under the group contract.   Participation in an
individual contract will be evidenced by the issuance of an individual contract. Certificates and individual contracts are collectively referred to
herein as the "Contracts."   The following is a summary of information about
these Contracts. More detailed information can be found under the referenced captions in this Prospectus.

Contract values may accumulate on a variable basis in the contract's Variable Account, known as Separate Account VA-K. The Assets of the Variable Account are divided into sub-accounts, each investing exclusively in shares of an underlying mutual fund.

In most jurisdictions, values may also be allocated on a fixed basis to the Fixed Account, which is part of the General Account and during the accumulation period to one or more of the Guarantee Period Accounts. Amounts allocated to the Fixed Account earn interest at a guaranteed rate for one year from the date allocated. Thereafter, the interest earned on that amount is not guaranteed. Amounts allocated to a Guarantee Period Account earn a fixed rate of interest for the duration of the applicable Guarantee Period. The interest earned is guaranteed if held for the entire guarantee period.
If removed prior to the end of the Guarantee Period the value may be increased or decreased by a market value adjustment. Assets supporting allocation to the Guarantee Period Accounts in the accumulation phase are held in the Company's Separate Account GPA.

DELAWARE GROUP PREMIUM FUND, INC.

INVESTMENT OBJECTIVES AND POLICIES - A summary of investment objectives of each of the Underlying Series is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Series, and other relevant information regarding the Underlying Series may be found in the Prospectus of the Fund, which accompanies this Prospectus and should be read carefully before investing. Also, the Statement of Additional Information of the Fund is available upon request.

Certain additional information about the Policies is contained in a Statement of Additional Information, dated ________ as may be amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is listed on page 3 of this Prospectus. The Statement of Additional Information is available upon request and without charge. To obtain the Statement of Additional Information, fill out and return the attached request card or contact Annuity Customer Services, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF DELAWARE GROUP PREMIUM FUND, INC. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE OBLIGATIONS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY AND ARE DISTRIBUTED BY ITS SUBSIDIARY, ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENT IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                             DATED APRIL 30, 1996

                               TABLE OF CONTENTS


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION .................................  3
SPECIAL TERMS ................................................................................  4
SUMMARY ......................................................................................  6
ANNUAL AND TRANSACTION EXPENSES ..............................................................  8
PERFORMANCE INFORMATION ...................................................................... 12
WHAT IS AN ANNUITY? .......................................................................... 15
RIGHT TO REVOKE OR SURRENDER ................................................................. 15
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT AND DGPF .................................... 16
VOTING RIGHTS ................................................................................ 19
CHARGES AND DEDUCTIONS ....................................................................... 19
  A.  Annual Charge Against Variable Account Assets .......................................... 19
  B.  Contract Fee ........................................................................... 20
  C.  Premium Taxes .......................................................................... 20
  D.  Contingent Deferred Sales Charge ....................................................... 21
  E.  Transfer Charge
DESCRIPTION OF CONTRACT ...................................................................... 24
  A.   Payments .............................................................................. 24
  B.   Transfer Privilege .................................................................... 25
  C.   Surrender ............................................................................. 25
  D.   Partial Redemption .................................................................... 26
  E.   Death Benefit ......................................................................... 26
  F.   The Spouse of the Contract Owner as Beneficiary ....................................... 27
  G.  Assignment ............................................................................. 27
  H.  Electing the Form of Annuity and Annuity Date .......................................... 27
  I.    Description of Variable Annuity Options .............................................. 28
  J.    Norris Decision ...................................................................... 29
  K.   Computation of Variable Account Values and Annuity Payments ........................... 29
GUARANTEED PERIOD ACCOUNTS ................................................................... 30
FEDERAL TAX CONSIDERATIONS ................................................................... 32
  A.   Qualified and Non-Qualified Contracts ................................................. 32
  B.   Taxation of the Contracts in General................................................... 32
  C.   Tax Withholding and Penalties ......................................................... 33
  D.   Provisions Applicable to Qualified Employee Benefit Plans ............................. 33
  E.   Qualified Employee Pension and Profit Sharing Trusts and Qualified Annuity Plans ...... 33
  F.   Self-Employed Individuals ............................................................. 34
  G.   Individual Retirement Account Plans ................................................... 34
  H.   Simplified Employee Pensions .......................................................... 35
  I.    Public School Systems and Certain Tax-Exempt Organizations ........................... 35
  J.    Texas Optional Retirement Program..................................................... 35
  K.   Section 457 Plans for State Governments and Tax-Exempt Entities ....................... 35
  L.    Non-individual Owners ................................................................ 35
REPORTS ...................................................................................... 36

CHANGES IN OPERATION OF THE SEPARATE ACCOUNT .................................................. 36
LEGAL MATTERS ................................................................................. 36
FURTHER INFORMATION ........................................................................... 36
APPENDIX A- MORE INFORMATION ABOUT THE FIXED ACCOUNT .......................................... 36
APPENDIX B - SURRENDER CHARGES AND THE MVA ADJUSTMENT ......................................... 38
APPENDIX C - THE DEATH BENEFIT................................................................. 45

                                STATEMENT OF ADDITIONAL INFORMATION
                                        TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ...............................................................  2
TAXATION OF THE SEPARATE ACCOUNT AND THE COMPANY ..............................................  2
SERVICES ......................................................................................  3
UNDERWRITERS ..................................................................................  3
ANNUITY PAYMENTS ............................................................................... 4
PERFORMANCE INFORMATION .......................................................................  5
FINANCIAL STATEMENTS ..........................................................................  9


THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE OR SOLICIT AN OFFER IN THAT STATE.

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Subaccounts and of the value of all accumulations in the Fixed Account and Guarantee Period Accounts then credited to the Contract, on any date before the Annuity Date.

ACCUMULATION UNIT: a measure of the Contract Owner's interest in a Subaccount before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE:  the date on which annuity benefit payments begin.

ANNUITY UNIT: a measure of the value of annuity benefit payments under a variable annuity option.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed interest rate and to which all or a portion of a payment or transfer under this Contract may be allocated.

FIXED AMOUNT ANNUITY: an Annuity providing for annuity benefit payments which remain fixed in an amount throughout the annuity payment period selected.

GUARANTEED INTEREST RATE: the annual effective rate of interest after daily compounding credited to a Guarantee Period Account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period and is supported by assets in a non-unitized separate account.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

SUBACCOUNT: a subdivision of the Variable Account. Each Subaccount available under the Contract invests exclusively in the shares of a corresponding fund of Delaware Group Premium Fund, Inc.

SURRENDER VALUE: the Accumulated Value of the Contract after application of any Contract fee, contingent deferred sales charge, and Market Value Adjustment applicable.

UNDERLYING FUNDS: The Equity-Income Series, the High Yield Series, the Capital Reserves Series, Money Market Series, Growth Series, Multiple Strategy Series, Value Series, Emerging Growth Series, International Equity Series and Global Bond Series.

UNDERLYING INVESTMENT COMPANY:  Delaware Group Premium Fund, Inc.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Subaccounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current net asset value of the Subaccounts may be materially affected.

VALUATION PERIOD:  the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: Separate Account VA-K, one of the Company's Separate Accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY: an Annuity providing for payments varying in amount in accordance with the investment experience of certain Underlying Funds.

                                    SUMMARY

The Contracts are designed for use in connection with several types of retirement plans as well as for sale to individuals. Participants under such plans, as well as Contract Owners, Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts.

INVESTMENT OPTIONS. The Contracts permit net payments to be allocated among the Subaccounts, the Guarantee Period Account s and the Fixed Account. THE FIXED ACCOUNT AND/OR THE GUARANTEE PERIOD ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES. SIMILARLY, NOT ALL SUBACCOUNTS MAY BE AVAILABLE IN ALL STATES.

Subaccounts - The Subaccounts are subdivisions of the Variable Account, established as the Company's Separate Account, VA-K The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act") but such registration does not involve the supervision of the management or investment practices or contracts of Variable Account by the Securities and Exchange Commission (the "SEC").

Each Subaccount available under the Policies invests its assets without sales charge in a corresponding investment series of the Delaware Group Premium Fund, Inc. (the"Fund"). The Fund is an open-end, diversified series investment company. The Fund consists of ten different series: the Equity/Income Series, High Yield Series, Capital Reserves Series, Money Market Series, Growth Series, Multiple Strategy Series, Value Series, Emerging Growth Series and International Equity Series ("Underlying Series"). Each Underlying Series operates pursuant to different investment objectives, discussed below.

INVESTMENT IN THE SUBACCOUNT. The value of each Subaccount will vary daily depending on the performance of the investments made by the respective Underlying Funds. There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of a Contract will equal or exceed the aggregate amount of the purchase payments made under the Contract. For more information about the Variable Account, the Company and the investments of the Underlying Funds, see "DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND DGPF." The accompanying prospectus of DGPF describe the investment objectives and risks of each of the Underlying Funds.

Dividends or capital gains distributions received from an Underlying Fund are reinvested in additional shares of that Underlying Fund, which are retained as assets of the Subaccount.

GUARANTEE PERIOD ACCOUNTS - Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA , a non-unitized insulated separate account. However, values and benefits calculated on the basis of Guarantee Period Account allocations are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently makes available seven Guarantee Periods ranging from three to ten years in duration (excluding a four year Guarantee Period). Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period.
If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to an annuity option at any time other than the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the account's value. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEED PERIOD ACCOUNTS."

FIXED ACCOUNT - The Fixed Account is part of the General Account which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Accounts see Appendix A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

TRANSFERS BETWEEN ACCOUNTS. Prior to the Annuity Date, the Contracts permit amounts to be transferred among and between the Subaccounts, the Guarantee Period Accounts and the Fixed Account, subject to certain limitations described under "Transfer Privilege."

ANNUITY BENEFIT PAYMENTS. The owner of a Contract ("Contract Owner") may select variable annuity benefit payments based on one or more of certain Subaccounts, fixed-amount annuity benefit payments, or a combination of fixed-amount and variable annuity benefit payments. Fixed-amount annuity benefit payments are guaranteed by the Company.

See "DESCRIPTION OF CONTRACT" for information about annuity benefit payment options, selecting the Annuity Date, and how annuity benefit payments are calculated.

REVOCATION RIGHTS. The Contract Owner may revoke the Contract any time within 10 days after receipt of the Contract. For more information about revocation rights, see "RIGHT TO REVOKE OR SURRENDER."

PAYMENT MINIMUMS AND MAXIMUMS. Under the Contracts, payments are not limited as to frequency and number, but no payments may be submitted within one month of the Annuity Date. Generally, the initial payment must be at least $600 and subsequent payments must be at least $50. Under a monthly automatic payment plan or a payroll deduction plan, each payment must be at least $50. However, in cases where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Contract on the employee, if the plan's average annual contribution per eligible plan participant is at least $600.

The Company reserves the right to set maximum limits on the aggregate purchase payments made under the Contract. In addition, the Internal Revenue Code imposes maximum limits on contributions under qualified annuity plans.

CHARGES AND DEDUCTIONS. For a complete discussion of charges, see "CHARGES AND DEDUCTIONS."

A. CONTINGENT DEFERRED SALES CHARGE. No sales charge is deducted from payments at the time they are made. However, depending on the length of time that the payments to which the withdrawal is attributed have remained credited under the Contract a contingent deferred sales charge of up to 8% may be assessed for a surrender, partial redemption, or election of an annuity for a commutable period certain option of any duration or any period certain option of less than 10 years.

B. ANNUAL CONTRACT FEE. A Contract Fee equal of $30 will be deducted from the Accumulated Value under the Contract for administrative expense on the Contract anniversary, or upon full surrender of the Contract during the year, when the Accumulated Value is $50,000 or less. The Contract Fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan.

C. PREMIUM TAXES. A deduction for State and local premium taxes, if any, may be made as described under "Premium Taxes."

D. VARIABLE ACCOUNT ASSET CHARGES. A daily charge, equivalent to 1.25% per annum, is made on the value of each Subaccount at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover administrative expenses, the Company deducts a daily charge of 0.20% per annum of the value of the average net assets in the Subaccounts.

E. TRANSFER CHARGE. The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Contract year will be free of charge. For each subsequent transfer the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the cost of processing the transfer. If the Contract Owner has elected automatic transfers, the first automatic transfer will count as one transfer towards the twelve transfers which are guaranteed to be free of charge.

F. CHARGES OF THE UNDERLYING FUND. In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. These charges vary among the Underlying Funds.

SURRENDER OR PARTIAL REDEMPTION. At any time before the Annuity Date, the Contract Owner has the right either to surrender the Contract in full and receive its current value, minus the Contract Fee and any applicable contingent deferred sales charge, and adjusted for any positive or negative Market Value Adjustment or to redeem a portion of the Contract's value subject to certain limits and any applicable contingent deferred sales charge and/or Market Value Adjustment. There may be tax consequences for surrender or redemptions. For further information, see "Surrender" and "Partial Redemption," "Contingent Deferred Sales Charge," and "FEDERAL TAX CONSIDERATIONS."

DEATH BENEFIT. If the Annuitant, Contract Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner if that Owner is also the Annuitant), the death benefit is equal to the greatest of : (a) the Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments accumulated daily at 5% starting on the date each payment was applied, reduced proportionately to reflect withdrawals. (for each withdrawal the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal, multiplied by the withdrawal amount, and divided by the Accumulated Value immediately prior to the withdrawal); or(c) the death benefit that would have been payable on the most recent Contract Anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date. If an Owner who is not also the Annuitant dies prior to annuitization, the death benefit will equal the Accumulated Value of the Contract determined following receipt of due proof of death at the Principal Office. If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "Death Benefit."

                    ANNUAL AND TRANSACTION EXPENSES

The purpose of the following tables is to assist the Policy Owner in understanding the various costs and expenses that a Policy Owner will bear directly or indirectly under the Policies. The tables reflect charges under the Policies, expenses of the Subaccounts, and expenses of the Underlying Series. In addition to the charges and expenses described below, in some states premium taxes may be applicable


  POLICY OWNER TRANSACTION EXPENSES

 Contingent Deferred Sales Charge                                                     Policy Year after date of           Charge
      The charge (as a percentage of payments, applied to the amount                      Purchase Payment
      surrendered in excess of the amount, if any, which may be surrendered                      0-1                        7%
      free of charge) will be assessed upon surrender, redemption, or                             2                         6%
      annuitization under any commutable period certain option or a                               3                         5%
      noncommutable period certain less than 10 years.                                            4                         4%
                                                                                                  5                         3%
                                                                                                  6                         2%
                                                                                                  7                         1%
                                                                                             more than 7                    0%

 Transfer Charge                                                                                None
      The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy year will be free of charge. For the thirteenth and each subsequent transfer, the
      Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

 ANNUAL POLICY FEE                                                                               $30
      An annual Policy Fee, equal to $30, is deducted when Accumulated Value is $50,000 or less. The Policy Fee is currently waived for policies issued to a trustee of a 401(k) plan, but the Company reserves the right to impose the Policy Fee on such policies.

 SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a percentage of average account value)

 Mortality and Expense Risk Fees                                                                1.25%

 SEPARATE ACCOUNT ADMINISTRATIVE CHARGE                                                         0.15%
                                                                                                -----

 Total Annual Expenses                                                                          1.40%

                       DELAWARE GROUP PREMIUM FUND, INC.


                                     Equity/    High      Capital      Money      Growth     Multiple    Value   Emerging    Int'l.
SERIES ANNUAL EXPENSES                Income    Yield    Reserves      Market                Strategy             Growth     Equity
Management Fees                       0.60%     0.60%      0.59%       0.49%       0.66%       0.60%     0.14%     0.08%     0.53%

Other Series Expenses                 0.11%     0.12%      0.15%       0.17%       0.14%       0.10%     0.66%     0.72%     0.27%

Total Series Annual Expenses          0.71%     0.72%      0.74%       0.66%       0.80%       0.70%     0.80%     0.80%     0.80%
(After Expense Reimbursement)

The investment adviser for the Equity/Income, High Yield, Capital Reserves, Money Market, Growth, Multiple Strategy, Value and Emerging Growth Series is Delaware Management Company, Inc. The Investment Adviser for the International Equity Series is Delaware International Advisers Ltd. The investment advisers from the Series of the Fund have agreed voluntarily to waive their management fees and reimburse each Series to limit certain expenses to 8/10 of 1% of the average daily net assets. This waiver will be in effect through June 30, 1995. The ratio of expenses to average daily net assets, shown in the table above for the nine Series as 0.80%, reflects the investment adviser waiver and, in the case of the Growth Series, reimbursement by its investment adviser for other expenses of that Series. For the fiscal year ended December 31, 1994, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.88% for the Growth Series, 1.41% for the Value Series, 1.47% for the Emerging Growth Series and 1.01% for the International Equity Series.

The following Examples demonstrate the cumulative expenses which would be paid by the Policy Owner at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each Example assumes a $1,000 investment in a Subaccount and a 5% annual return on assets. Because the expenses of the Underlying Series differ, separate Examples are used to illustrate the expenses incurred by a Policy Owner on an investment in the various Subaccounts.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

(a) If you surrender your Policy or annuities* under a commutable period certain option or a noncommutable period certain option of less than 10 years at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                             1 Year      3 Years       5 Years       10 years
 Equity/Income               $87         $137          $168          $253

 High Yield                  $87         $138          $168          $254

 Capital Reserve             $87         $138          $169          $256

 Money Market                $87         $136          $165          $248

 Growth                      $88         $140          $173          $263

 Multiple Strategy           $87         $137          $167          $252

 Value                       $88         $140          $173          $263

 Emerging Growth             $88         $140          $173          $263

 International Equity        $88         $140          $173          $263

 Global Bond                 $88         $140          $173          $263


(b) If you annuities* under a life option or any noncommutable period certain option of 10 years or more at the end of the applicable time period or if you do NOT surrender or annuities your Policy, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets:


                             1 Year     3 Years      5 Years        10 years
 Equity/Income               $22        $69          $118           $253

 High Yield                  $22        $69          $118           $254

 Capital Reserve             $23        $70          $119           $256

 Money Market                $22        $67          $115           $248

 Growth                      $23        $72          $123           $263

 Multiple Strategy           $22        $69          $117           $252

 Value                       $23        $72          $123           $263

 Emerging Growth             $23        $72          $123           $263

 International Equity        $23        $72          $123           $263

 Global Bond                 $23        $72          $123           $263


Pursuant to requirements of the 1940 Act, the Policy Fee has been reflected in the Examples by a method intended to show the "average" impact of the Policy Fee on an investment in the Separate Account. The total Policy Fees collected under the Policies by the Company are divided by the total average net assets attributable to the Policies. The resulting percentage is 0.09%, and the amount of the policy fee is assumed to be $.90 in the Examples. The Policy Fee is deducted only when the accumulated value is $50,000 or less.

* The Policy fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization in any policy year under an option including a life contingency or under any noncommutable period certain option of 10 years or more. Under Policy Form B, the expenses above would average a few dollars LESS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

CONDENSED FINANCIAL INFORMATION
Separate Account VA-K

                                                                           1995
                                                                           ----

 Subaccount 201

 Net Asset Value:

   Beginning of Period                                                    1.000

   End of Period                                                          1.006

 Number of Units Outstanding at End                                         455
  of Period (in thousands)


 Subaccount 202

 Net Asset Value:

   Beginning of Period                                                    1.000

   End of Period                                                          0.980

 Number of Units Outstanding at End                                         287
  of Period (in thousands)


 Subaccount 203

 Net Asset Value:

   Beginning of Period                                                    1.000

   End of Period                                                          0.991

 Number of Units Outstanding at End                                         181
  of Period (in thousands)


 Subaccount 204

 Net Asset Value:

   Beginning of Period                                                    1.000

   End of Period                                                          1.018

 Number of Units Outstanding at End                                         302
  of Period (in thousands)


 Subaccount 205

 Net Asset Value:

   Beginning of Period                                                    1.000

   End of Period                                                          1.008

 Number of Units Outstanding at End                                         149
  of Period (in thousands)


 Subaccount 206

 Net Asset Value:

   Beginning of Period                                                    1.000

   End of Period                                                          0.991

 Number of Units Outstanding at End                                         173
  of Period (in thousands)


 Subaccount 207

 Net Asset Value:

   Beginning of Period                                                    1.000

   End of Period                                                          1.004

 Number of Units Outstanding at End                                         193
  of Period (in thousands)


 Subaccount 208

 Net Asset Value:

   Beginning of Period                                                    1.000

   End of Period                                                          1.002

 Number of Units Outstanding at End                                          82
  of Period (in thousands)


 Subaccount 209

 Net Asset Value:

   Beginning of Period                                                    1.000

   End of Period                                                          1.022

 Number of Units Outstanding at End                                         790
  of Period (in thousands)


* The date of inception of Subaccount 204 was 4/6/94. The date of inception of Subaccounts 205, 206, and 207 was 4/19/94. The date of inception of Subaccount 201 was 4/28/94. The date of inception of Subaccounts 208 and 209 was 5/10/94. The date of inception of Subaccount 202 was 5/20/94. The date of inception of Subaccount 203 was 6/22/94.

                             PERFORMANCE INFORMATION

The Contracts were first offered to the public in ____. However, the Company may advertise "Total Return" and "Averge total Return" performance information based on the periods that the Underling Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those appicable to the SubAccounts and the Underlying
Funds.   Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of a Subaccount refers to the total of the income generated by an investment in the Subaccount and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

The "yield" of the Subaccount investing in the Money Market Series of the Fund refers to the income generated by an investment in the Subaccount over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar, but when annualized , the income earned by an investment in the Subaccount is assumed to be reinvested. Thus the "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The total return, yield, and effective yield figures are adjusted to reflect the Subaccount's asset charges. The total return figures also reflect the $30 annual Policy Fee and the contingent deferred sales load which would be assessed if the investment were completely redeemed at the end of the specified period.

The Company may also advertise supplemental total return performance information. Supplemental total return refers to the total of the income generated by an investment in the Subaccount and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses), adjusted by the Subaccounts annual asset charges, and expressed as a percentage of the investment. Because it is assumed that the investment is NOT redeemed at the end of the specified period, the contingent deferred sales load is NOT included in the calculation of supplemental total return.

Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


Performance information for any Subaccount reflects only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Underlying Series in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                TOTAL RETURN FOR PERIOD ENDING DECEMBER 31, 1995
                 ASSUMING COMPLETE REDEMPTION OF THE INVESTMENT

-------------------------------------------------------------------------------------------------------------------
     SubAccount                  Name               Total Return for year ended           Average Total Return
                                                             12/31/95                        since Inception
-------------------------------------------------------------------------------------------------------------------
         201             Equity - Income
-------------------------------------------------------------------------------------------------------------------
         202             High Yield
-------------------------------------------------------------------------------------------------------------------
         203             Capital Reserve
-------------------------------------------------------------------------------------------------------------------
         204             Money Market
-------------------------------------------------------------------------------------------------------------------
         205             Growth
-------------------------------------------------------------------------------------------------------------------
         206             Multiple Strategy
-------------------------------------------------------------------------------------------------------------------
         207             International Equity
-------------------------------------------------------------------------------------------------------------------
         208             Value
-------------------------------------------------------------------------------------------------------------------
         209             Emerging Growth
-------------------------------------------------------------------------------------------------------------------
         210             Global
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------



The Dates of Inception of the Underlying Funds are:

                TOTAL RETURN FOR PERIOD ENDING DECEMBER 31, 1995
                 ASSUMING COMPLETE REDEMPTION OF THE INVESTMENT

-------------------------------------------------------------------------------------------------------------------
     Sub-Account                 Name               Total Return for Year Ended           Average Annual Return
                                                             12/31/95                        Since Inception
-------------------------------------------------------------------------------------------------------------------
     201                 Equity-Income
-------------------------------------------------------------------------------------------------------------------
     202                 High Yield
-------------------------------------------------------------------------------------------------------------------
     203                 Capital Reserves
-------------------------------------------------------------------------------------------------------------------
     204                 Money Market
-------------------------------------------------------------------------------------------------------------------
     205                 Growth
-------------------------------------------------------------------------------------------------------------------
     206                 Multiple Strategy
-------------------------------------------------------------------------------------------------------------------
     207                 International Equity
-------------------------------------------------------------------------------------------------------------------
     208                 Value
-------------------------------------------------------------------------------------------------------------------
     209                 Emerging Growth
-------------------------------------------------------------------------------------------------------------------
     210                 Global
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


 The dates of inception of the Underlying Funds are:

                               WHAT IS AN ANNUITY?

In general, an annuity is a contract designed to provide a retirement income in the form of periodic payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity benefit payments" and the individual receiving the payments is called the "Annuitant." Annuity benefit payments begin on the annuity date.

Under an annuity contract, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity payments will continue for the life of the Annuitant, regardless of how long the Annuitant lives or how long all Annuitants as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the Contract, regardless of actual costs of operations.

The Contract Owner's payments, less any applicable deductions, are invested by the insurance company. After retirement, annuity benefit payments are paid to the Annuitant for life or for such other period chosen by the Contract Owner.
In the case of a "fixed" annuity, the value of these annuity benefit payments is guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed annuities see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT." With a variable annuity, the value of the Contract and the annuity benefit payments are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in the value of the Contract and in the annuity payments. If the portfolio increases in value, the value of the Contract increases. If the portfolio decreases in value, the value of the Contract decreases.


                          RIGHT TO REVOKE OR SURRENDER

A Contract Owner may revoke the Contract within 10 days after receipt of the Contract. In order to revoke the Contract, the Contract Owner must mail or deliver the Contract to the principal office of the Company at 440 Lincoln Street, Worcester, Massachusetts 01653, or to an agent of the Company. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. Within seven days, the Company will send the Contract Owner a refund of the greater of (1) gross payments or (2) the Accumulated Value plus any amounts deducted under the Contract or by the Underlying Funds for taxes, charges or fees.



If on the date of revocation the Surrender Value of the Contract exceeds gross payments, the Company will treat the revocation request as a request for surrender (see "Surrender") and will pay the Contract Owner the Surrender Value of the Contract.

The liability of the Variable Account under this provision is limited to the Contract Owner's Accumulated Value in the Variable Account on the date of cancellation. Any additional amounts refunded to the Contract Owner will be paid by the Company.

The refund of any premium paid by check may be delayed until the check has cleared the Contract Owner's bank.

                 DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                                    AND DGPF

THE COMPANY - The Company organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1995, the company and its subsidiaries had over $ billion in combined assets and over
$    of life insurance in force.  Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office")

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

THE VARIABLE ACCOUNT - The Variable Account is a separate investment account of the Company referred to as Separate Account VA-K. The assets used to fund the variable portions of the Contracts are set aside in the Subaccounts of the Variable Account, and are kept separate and apart from the general assets of the Company. There are currently 18 Subaccounts available under the Contracts.
Each Subaccount is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Subaccount are allocated to such Subaccount, without regard to other income, capital gains, or capital losses of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Variable Account was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Variable Account meets the definition of "separate account" under federal securities law and is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The registration of the Variable Account and the Underlying Investment Companies does not involve the supervision by the Commission of management or investment practices or Contracts of the Variable Account, the Company, the Underlying Investment Companies or the Underlying Funds.

The Company offers other variable annuity contracts investing in the Separate Account which are not discussed in this prospectus. The Separate Account also invests in other underlying funds which are not available to the Policies described in this prospectus.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Subaccounts.

DELAWARE GROUP PREMIUM FUND, INC. - Delaware Group Premium Fund, Inc. (the "Fund"), is an open-end, diversified management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of the Fund or its separate investment series.

The Fund was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. The Fund currently has nine investment portfolios ("Series"), each issuing a series of shares: Equity/Income Series, High Yield Series, Capital Reserves Series, Money Market Series, Growth Series, Multiple Strategy Series, Value Series, Emerging Growth Series and International Equity Series. The assets of each Series are held separate from the assets of the other Series. Each Series operates as a separate investment vehicle, and the income or losses of one Series have no effect on the investment performance of another Series. Shares of the Fund are not offered to the general public but solely to separate accounts of life insurance companies.

The investment adviser for the Equity/Income Series, High Yield Series, Capital Reserves Series, Money Market Series, Growth Series and Multiple Strategy Series is Delaware Management Company. Inc. ("Delaware Management")/ The investment adviser for the International Equity Series and the Global Bond is Delaware International Advisers Ltd. ("Delaware International")

INVESTMENT OBJECTIVES AND POLICIES - A summary of investment objectives of each of the Underlying Funds is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Series, and other relevant information regarding the Underlying Funds may be found in the Prospectus of the Funds, which accompanies this Prospectus and should be read carefully before investing. Also, the Statement of Additional Information of the Fund is available upon request.

SUBACCOUNT 201 - invests solely in shares of the Equity/Income Series. This Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income.

SUBACCOUNT 202 - invests solely in shares of the High Yield Series. This Series seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. Government securities and commercial paper. Please read the Fund's prospectus disclosure regarding the risk factors before investing in this Series.

SUBACCOUNT 203 - invests solely in shares of the Capital Reserves Series. This Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short and intermediate-term securities.

SUBACCOUNT 204 - invests solely in shares of the Money Market Series. This Series seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments.

SUBACCOUNT 205 - invests solely in shares of the Growth Series. This Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth.

SUBACCOUNT 206 - invests solely in shares of the Multiple Strategy Series. This Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth.

SUBACCOUNT 207 - invests solely in shares of the International Equity Series. This Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

SUBACCOUNT 208 - invests solely in shares of the Value Series. This Series seeks capital appreciation by investing in small to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.

SUBACCOUNT 209 - invests solely in shares of the Emerging Growth Series. This Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

SUBACCOUNT 210 - invests solely in shares of the Global Bond Series. This Series seeks current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. At lease 65% of the series assets will be invested in fixed income securities of issuers organized or having a majority of their assets in or deriving a majority of the operating income in at least three different countries, one of which may be the United States.

There is no assurance that the investment objectives of the Underlying Funds will be met.

In the event of a material change in the investment policy of a Subaccount or the Underlying Series in which it invests, you will be notified of the change. No material changes in the investment policy of the Separate Account or any Subaccounts will be made without approval pursuant to the applicable state insurance laws. If you have Policy Value in that Subaccount, the Company will transfer it without charge on written request by you to another Subaccount or to the General Account. The Company must receive your written request within sixty
(60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of your right to transfer.

INVESTMENT ADVISORY SERVICES TO THE FUND - For managing the portfolios of the Underlying Funds and making the investment decisions, each investment adviser is paid an annual fee by their respective Underlying Funds. For Delaware Management, this fee is equal to 5/10 of 1% of the average daily net assets of the Money Market Series, 3/4 of 1% of the average daily net assets of the Growth Series, Value Series and Emerging Growth Series, and 6/10 of 1% of the average daily net assets of the Equity/Income Series, High Yield Series, Capital Reserve Series, Multiple Strategy Series. For Delaware International, this fee is equal to 3/4 of 1% of the average daily net assets of the International Equity Series and of the Global Bond Series.

In the event of a material change in the investment policy of a Subaccount or the Underlying Fund in which it invests, the Contract Owner will be notified of the change. No material changes in the investment policy of the Variable Account or any Subaccounts will be made without

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS - The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Subaccounts or that the Subaccounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Subaccount, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Subaccount without notice to the Contract Owner and prior approval of the Commission and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by a Contract Owner.

The Company also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required Commission approval, the Company may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by the Company.

Shares of the Underlying Funds are also issued to other unaffiliated insurance companies ("shared funding") and which issue variable annuities and variable life policies ("mixed funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Contract Owners or variable annuity Contract Owners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance Contract Owners or variable annuity Contract Owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Contract to reflect the substitution or change and will notify Contract Owners of all such changes. If the Company deems it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Subaccount(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Subaccounts or other separate accounts of the Company.

                                  VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Subaccount in accordance with instructions received from Contract Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Subaccount will be provided with proxy materials of the Underlying Fund together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company will also vote shares in a Subaccount that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which a Contract Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Contract Owner will be determined by dividing the dollar value of the Accumulation Units of the Subaccount credited to the Contract by the net asset value of one Underlying Fund share.

During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Subaccount for the Annuitant's variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.

                             CHARGES AND DEDUCTIONS

Deductions under the Contracts and charges against the assets of the Subaccounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the Prospectus and Statement of Additional Information of the Trust, VIP, VIP II, T. Rowe and DGPF.

A.  ANNUAL CHARGES AGAINST VARIABLE ACCOUNT ASSETS.

MORTALITY AND EXPENSE RISK CHARGE - The Company makes a charge of 1.25% on an annual basis of the daily value of each Subaccount's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contracts. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contracts and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE - The Company assesses each Subaccount with a daily charge at an annual rate of 0.15% of the average daily net assets of the Subaccount. The charge is imposed during both the accumulation period and the annuity period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Subaccount, without profits. However, there is no direct relationship between the amount of administrative expenses imposed on a given contract and the amount of expenses actually attributable to that contract.

Deductions for the Contract Fee (described under B. CONTRACT FEE) and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contracts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

B. CONTRACT FEE.

A $30 Contract Fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract when the Accumulated Value is $50,000 or less. The Contract Fee is waived for Contracts issued to and maintained by the Trustee of a 401(k) plan. Where Contract value has been allocated to more than one account, a percentage of the total Contract Fee will be deducted from the Value in each account. The portion of the charge deducted from each account will be equal to the percentage which the Value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract Fee from a Subaccount will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

C.  PREMIUM TAXES.

Some states and municipalities impose a premium tax on variable annuity Contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

(1) if the premium tax was paid by the Company when purchase payments were received, the premium tax charge is deducted on a pro rata basis when partial withdrawals are made, upon surrender of the Contract, or when annuity payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the purchase payments are received); or

(2) the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.

D.  CONTINGENT DEFERRED SALES CHARGE.

No charge for sales expense is deducted from payments at the time the payments are made. However, a contingent deferred sales charge is deducted from the Accumulated Value of the Contract in the case of surrender and/or partial redemption of the Contract or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the contingent deferred sales charge, the Accumulated Value is divided into three categories: (1) New Payments - payments received by the Company during the nine years preceding the date of the surrender; (2) Old Payments - Accumulated payments not defined as New Payments; and (3) Earnings - the amount of Contract Value in excess of all payments that have not been previously surrendered. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from Old Payments, then from New Payments. Old Payments may be withdrawn from the Contract at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.

CHARGES FOR SURRENDER AND PARTIAL REDEMPTION. If a Contract is surrendered, or if New Payments are redeemed, while the Contract is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Contract. Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The Contingent Deferred Sales Charges are as follows:

              Years from date of        Charge as Percentage of New
                   Payment                  Payments Withdrawn
                   -------                  ------------------
                    0-1                            7%
                     2                             6%
                     3                             5%
                     4                             4%
                     5                             3%
                     6                             2%
                     7                             1%
                Thereafter                         0%

The amount redeemed equals the amount requested by the Contract Owner plus the charge, if any. The charge is applied as a percentage of the New Payments redeemed, but in no event will the total contingent deferred sales charge exceed a maximum limit of 8% of total gross New Payments. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, partial redemptions, and annuitization.

REDUCTION OR ELIMINATION OF WITHDRAWAL CHARGES.   Where permitted by law, the
Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (a) admitted to a medical care facility after the issue date of the Contract and remains confined there until the later of one year after the issue date or 90 consecutive days; (b) first diagnosed by a licensed physician as having a fatal illness after the issue date of the contract; or
(c) physically disabled after the issue date of the Contract and before attaining age 65. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

For purposes of the above provision, "medical care facility" means any state licensed facility (or, in a state that does not require licensing, a facility that is operating pursuant to state law), providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where contingent deferred sales charges have been waived under any one of three situations discussed above, no additional payments under this Contract will be accepted.

Where permitted by law, no contingent deferred sales charge is imposed (and no commissions will be paid) on contracts issued where both the Contract Owner and the Annuitant on the date of issue are within the following class of individuals: (a) any employee of the Company located at its home office or at off-site locations if such employees are on the Company's home office payroll;
(b) any director of the Company; (c) any retiree who elected to retire on his/her retirement date; (d) the immediate family members of those persons identified in (a) through (c) above residing in the same household; and (e) any beneficiary who receives a death benefit under a deceased employee's or retiree's progress sharing plan.

For purposes of the above class of individuals, "the Company" incudes affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date as defined in the Company's Pension Plan or any successor plan; and "progress sharing" means the First Allmerica Life Insurance Company Employee's Incentive and Profit Sharing Plan or any successor plan.

In addition, from time to time the Company may also reduce the amount of the contingent deferred sales, the period during which it applies, or both, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider (a) the size and type of group; (b) the total amount of payments to be received; (c) other transactions where sales expenses are likely to be reduced. Any reduction or elimination in the amount or duration of the contingent deferred sales charge will not discriminate unfairly between purchasers of this Contract. The Company will not make any changes to this charge where prohibited by law.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the contingent deferred sales charges is modified to effect certain exchanges of the annuity contracts for the Contracts. See Appendix B, "Exchange Offer"

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the contingent deferred sales charge, if any, on an amount ("Withdrawal Without Surrender Charge") equal to the greatest of (1), (2) or (3):

  Where (1) is:

     The Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed ("Cumulative Earnings")

  Where (2) is:

      10% of the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calender year to which no contingent deferred sales charge was applied.

  Where (3) is:

       The amount calculated under the Company's life expectancy distribution (see"LED Distributions," below) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner)

For example, an 81 year old Contract Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

  (1) Cumulative Earnings ($1,000);

  (2) 10% of Accumulated Value ($1,500); or

  (3) LED distribution of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge will first be deducted from Cumulative Earnings. If the Withdrawal Without Surrender Charge exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out ("LIFO") basis. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales load, if any, until the entire Withdrawal Without Surrender Charge has been redeemed. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

LED DISTRIBUTIONS. Prior to the Annuity Date a Contract Owner who is also the Annuitant may elect to make a series of systematic withdrawals from the Contract according to a life expectancy distribution ("LED") option, by returning a properly signed LED request form to the Company's Principal Office. The LED option permits the Contract Owner to make systematic withdrawals from the Contract over his or her lifetime. The amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

If a Contract Owner elects the LED option, in each contract year a fraction of the Accumulated Value is withdrawn based on the Contract Owner's then life expectancy. The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Contract Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Contract Owner may elect monthly, bimonthly, quarterly, semiannual, or annual distributions, and may terminate the LED option at any time. The Contract Owner may also elect to receive distributions under an LED option which is determined on the joint life expectancy of the Contract Owner and a beneficiary. The Company may also offer other systematic withdrawal options.

If a Contract Owner makes withdrawals under the LED distribution prior to age 59 1/2, the withdrawals may be treated by the IRS as premature distributions from the Contract. The payments would then be taxed on an "income first" basis, and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Contracts in General." The LED will cease on the Annuity Date.

SURRENDERS. In the case of a complete surrender, the amount received by the Contract Owner is equal to the entire Accumulated Value under the Contract, net of the applicable contingent deferred sales charge on New Payments, the Contract Fee and any applicable tax withholding and adjusted for any applicable market value adjustment. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a contingent deferred sales charge on an amount equal to the greater of the Withdrawal Without Surrender Charge Amount, described above, or the life expectancy distribution, if applicable.

Where a Contract Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the unit values for the Subaccounts as of the valuation date on which a written, signed request is received at the Company's Principal Office.

For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Contract in the case of partial redemption, and important tax considerations, see "Surrender" and "Partial Redemption" under "DESCRIPTION OF CONTRACT,"" and see "FEDERAL TAX CONSIDERATIONS."

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If any commutable period certain option or a non-commutable period certain option for less than ten years is chosen, a contingent deferred sales charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when the surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No contingent deferred sales charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any non-commutable period certain option for ten years or more. However, a Market Value Adjustment may apply. See Appendix B.

If an owner of a fixed annuity Contract issued by the Company wishes to elect a variable annuity option, the Company may permit such owner to exchange, at the time of annuitization, the fixed Contract for a Contract offered in this Prospectus. The proceeds of the fixed Contract, minus any contingent deferred sales charge applicable under the fixed Contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

E. TRANSFER CHARGE - The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy Year will be free of charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for the thirteenth and each subsequent transfer in a Policy Year.

The Policy Owner may have automatic transfers of at least $100 a month made on a periodic basis (a) from Subaccount 203 (which invests in the Capital Reserve Series) or Subaccount 204 (which invests in the Money Market Series) to one or more of the other Subaccounts, or (b) in order to reallocate Policy Value among the Subaccounts. The first automatic transfer counts as one transfer towards the twelve transfers which are guaranteed to be free in each policy year. For more information, see "The Policy Transfer Privilege."

OTHER CHARGES - Because the Subaccounts purchase shares of the Fund, the value of the net assets of the Subaccounts will reflect the investment advisory fee and other expenses incurred by the Underlying Series. The Prospectus and Statement of Additional Information of the Fund contain additional information concerning expenses of the Underlying Series.


SALES EXPENSE. The Company pays commissions on the Policies of up to 6.5% of purchase payments to entities which sell the Policies. To the extent permitted by NASD rules, expense reimbursement allowances and additional payments for other services not directly related to the sale of the Policies, including the recruitment and training of personnel, production of promotional literature, and similar services may also be made.

The Company intends to recoup the commissions and other sales expenses through a combination of anticipated contingent deferred sales charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policy Owners or the Separate Account. Any contingent deferred sales charges assessed on a Policy will be retained by the Company.

                           DESCRIPTION OF THE CONTRACT

The Contracts are designed for use in connection with several types of retirement plans as well as for sale to individuals. Participants under such plans, as well as Contract Owners, Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts.

The Contracts offered by the Prospectus may be purchased from representatives of Allmerica Investments, Inc., a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD). Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts, 01653, is indirectly wholly-owned by the Company. The Contracts also may be purchased from certain independent broker-dealers which are NASD members.

Contract Owners may direct any inquiries to Annuity Customer Services, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653.

A.  PAYMENTS.

The Company's underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, must be met before a Contract can be issued. These requirements may also include the proper completion of an application. Where permitted, the Company may issue a contract without completion of an application for certain classes of annuity contracts. Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax.

The initial net payment will be credited to the contract as of the date that all underwriting requirements are properly met. If all underwriting requirements are not complied with within five business days of the Company's receipt of the initial payment, the payment will be immediately returned unless the Owner specifically consents to the holding of the initial payment until completion of any outstanding underwriting requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office.

Payments are not limited as to frequency and number, but there are certain limitations as to amount. Currently, the initial payment must be at least $600. Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employee-sponsored retirement plan is less that $600 but more than $300 annually, the Company may issue a contract on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Sub-account-(the Money Market Fund of the Trust).

Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment was allocated, or, if subsequently changed, according to the most recent allocation instructions. However, any portion of the initial net payment and of additional net payments received during the contracts's first fifteen days measured from the date of issue, allocated to any subaccount and/or any fixed investment account, will be held in Subaccount 204 (the Money Market Series) until the end of the fifteen day period. Thereafter, these amounts will be allocated as requested.

The Contract Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Contract Owner, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Contract Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B.  TRANSFER PRIVILEGE.

At any time prior to the Annuity Date a Contract Owner may have amounts transferred among all accounts. Transfer values will be effected at the Accumulation Value (adjusted for any Market Value Adjustment, if applicable) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Money Market Series.

The Contract Owner may have automatic transfers of at least $100 each made on a periodic basis from the Subaccounts investing in the Capital Reserves Series or the Money Market Series, or from the Fixed Account to one or more of the other Subaccounts or reallocate Contract values among the Subaccounts. Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. The first automatic transfer counts as one transfer towards the twelve transfers which are guaranteed to be free in each Contract year.

The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Contract year will be free of charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

If the Contract Owner has elected automatic transfers, the first automatic transfer will count as one transfer towards the twelve transfers which are guaranteed to be free of charge.


C.  SURRENDER.

At any time prior to the Annuity Date, a Contract Owner may surrender the Contract and receive its Accumulated Value, less applicable charges and adjusted for any market value adjustment ("Surrender Amount"). The Contract Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Company's Principal Office. The amount payable to the Contract Owner upon surrender will be based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Company's Principal Office.

Before the Annuity Date, a contingent deferred sales charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last nine full contract years. See "CHARGES AND DEDUCTIONS." The Contract Fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Contracts under which future annuity payments are limited to a specified period (as specified in the Period Certain Annuity Option ) may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Subaccount in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and partial redemptions of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Contract Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted; see "FEDERAL TAX CONSIDERATIONS," "I. Public School Systems and Certain Tax Exempt Organizations" and "J. Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

D.  PARTIAL REDEMPTION.

At any time prior to the Annuity Date, a Contract Owner may redeem a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Contract Owner must file a signed, written request for redemption, satisfactory to the Company, at the Company's Principal Office. The written request must indicate the dollar amount the Contract Owner wishes to receive and the accounts from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Contract Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts redeemed from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEED PERIOD ACCOUNTS".

Where allocations have been made to more than one account, a percentage of the partial redemption may be allocated to each such account. A partial redemption from a Subaccount will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Company's principal office.

Each partial redemption must be in a minimum amount of $100. No partial redemption will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Partial redemptions will be paid in accordance with the time limitations described under "Surrender."

After the Annuity Date, only Contracts under which future variable annuity benefit payments are limited to a specified period may be partially redeemed. A partial redemption after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount redeemed.

For important restrictions on withdrawals which are applicable to Contract Owners who are participants under Section 403(b) plans or under the Texas ORP, see "FEDERAL TAX CONSIDERATIONS," "I. Public School Systems and Certain Tax Exempt Organizations" and "J. Texas Optional Retirement Program."

For important tax consequences which may result from partial redemptions, see "FEDERAL TAX CONSIDERATIONS."


E.  DEATH BENEFIT.

If the Annuitant dies (or a Contract Owner predeceases the Annuitant) prior to the Annuity Date while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract continues as provided in "F. THE SPOUSE OF THE CONTRACT OWNER AS BENEFICIARY."

Upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of (a) the Accumulated Value under the Contract increased for any positive Market Value Adjustment , (b) gross payments accumulated daily at the 5% starting on the date each payment is applied, reduced proportionately to reflect withdrawals. For each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal; or (c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and reduced proportionally to reflect withdrawals after that date.

If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased for any positive Market Value Adjustment. The death benefit will never be reduced by a negative Market Value Adjustment. The death benefit will generally be paid to the Beneficiary in one sum within 7 days of the receipt of due proof of death unless the Owner has specified a death benefit annuity option. Instead, the Beneficiary may, by written Request, elect to:

     (a) defer distribution of the death benefit for a period no more than 5 years from the date of death; or

     (b) receive a life annuity or an annuity for a period certain not extending beyond the Beneficiary's life expectancy. Annuity benefit payments must begin within one year from the date of death.

If distribution of the death benefit is deferred under (a) or (b) above, any value in the Guarantee Period Accounts will be transferred to the Money Market Sub-Account. The excess, if any, of the death benefit over the Accumulated Value will also be added to the Money Market Sub-Account. The Beneficiary may, by Written Request, effect transfers and withdrawals during the deferral period (and prior to annuitization under (b)), but may not make additional payments.
If there are multiple Beneficiaries, the consent of all is required.

If the Annuitant's death occurs on or after the Annuity Date but before the completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

With respect to any death benefit, the Accumulated Value under the Contract shall be based on the unit values next computed after due proof of the
Annuitant's death has been received at the Company's principal office.   If the
beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the beneficiary has not elected an annuity option within one year from the date notice of death is received by the Company, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

F.  THE SPOUSE OF THE CONTRACT OWNER AS BENEFICIARY.

The Contract Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon death of the Contract Owner. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (a) any value in the Guarantee Period Accounts will be transferred to the Money Market Subaccount; (b) the excess, if any, of the death benefit over the Contract's Accumulated Value will also be added to the Money Market Subaccount. Additional payments may be made; however, a Surrender charge will apply to these amounts. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Contract Owner will not be entitled to continue the Contract upon such new Owner's death.

G.  ASSIGNMENT.

The Contracts, other than those sold in connection with certain qualified plans, may be assigned by the Contract Owner at any time prior to the Annuity Date and while the Annuitant is alive (see "FEDERAL TAX CONSIDERATIONS"). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Contract Owner in full settlement of all liability under the Contract. The interest of the Contract Owner and of any beneficiary will be subject to any assignment.

H.  ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE.

Subject to certain restrictions described below, the Contract Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the Account(s) selected.

To the extent a fixed annuity is selected, the Accumulated Value adjusted for any applicable Market Value Adjustment, will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Subaccount(s) is made monthly, quarterly, semiannually or annually. Since the value of an Annuity Unit in a Subaccount will reflect the investment performance of the Subaccount, the amount of each annuity benefit payment will vary.

The annuity option selected must produce an initial payment of at least $20. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $20. The Company reserves the right to increase these minimum amounts. If the annuity option(s) selected does not produce an initial payments which meet these minimums, a single payment will be made. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where future annuity payments are limited to a "period certain." Only beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

The Annuity Date is selected by the Contract Owner. The Annuity Date may be the first day of any month before the Annuitant's 85th birthday, with certain exceptions the Company may arrange. The Contract Owner may elect to change the Annuity Date by sending a request to the Company's Principal Office at least one month before the new Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 85th birthday and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Internal Revenue Code and the terms of qualified plans impose limitations on the age at which annuity payments may commence and the type of annuity option selected.
See "FEDERAL TAX CONSIDERATIONS" for further information.

If the Contract Owner does not elect otherwise, a variable life annuity with periodic payments for 10 years guaranteed will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

I.  DESCRIPTION OF VARIABLE ANNUITY OPTIONS.

The Company provides the variable annuity options described below. Currently, Variable annuity options may be funded through the Growth Fund, the Money Market Fund, the Equity Index Fund, or the Select Growth and Income Fund.

The Company also provides these same options funded through the fixed account (fixed-amount annuity option). Regardless of how payments were allocated during the accumulation period, any one of the variable annuity options or the fixed-amount options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.

A Variable Life Annuity with Payments Guaranteed for 10 years. A variable annuity payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all guaranteed payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

A Variable Life Annuity payable periodically during the lifetime of the payee only. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity payment, two annuity payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. However, payments will continue during the lifetime of the payee, no matter how long the payee lives.

A Unit Refund Variable Life Annuity is an annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2) then periodic variable annuity payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

Where:    (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first payment (which determines the greatest number of payments payable to the beneficiary), and

          (2) is the number of  payments paid prior to the death of the payee,

Joint and Survivor Variable Life Annuity is payable jointly to two payees during their joint lifetimes, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

Joint and Two-thirds Survivor Variable Life Annuity is a variable annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. However, the amount of each periodic payment to the survivor is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

Period Certain Variable Annuity is a variable annuity, with periodic payments for a stipulated number of years ranging from one to thirty.

It should be noted that the Period Certain Option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the Period Certain Option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting a Period Certain Option.

J.  NORRIS DECISION.

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

K.  COMPUTATION OF VALUES AND ANNUITY PAYMENTS.

THE ACCUMULATION UNIT. Each net payment is allocated to the account(s) selected by the Contract Owner. Allocations to the Subaccounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Subaccount. The number of Accumulation Units of each Subaccount credited to the Contract is equal to the portion of the net payment allocated to the Subaccount, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Company's Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Subaccount varies from Valuation Date to Valuation Date based on the investment experience of that Subaccount and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Subaccount.

Allocations to the Guarantee Period Account and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate
periodically set by the Company.  See                                  .

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Subaccount by the value of an Accumulation Unit of that Subaccount on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account, if any.


ADJUSTED GROSS INVESTMENT RATE. At each Valuation Date an adjusted gross investment rate for each Subaccount for the Valuation Period then ended is determined from the investment performance of that Subaccount. Such rate is (1) the investment income of that Subaccount for the Valuation Period, plus capital gains and minus capital losses of that Subaccount for the Valuation Period, whether realized or unrealized, adjusted for provisions made for taxes, if any, divided by (2) the amount of that Subaccount's assets at the beginning of the Valuation Period. The adjusted gross investment rate may be either positive or negative.

NET INVESTMENT FACTOR

The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to
1.000000 plus the result from dividing (a) by (b) and subtracting (c) and (d) where:

          (a) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

          (b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

          (c) is a charge for motality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets, and

          (d) is an administrative change of .15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of Accumulation Unit calculation using a hypothetical example see "ANNUITY PAYMENTS" in the Statement of Additional Information. Subject to compliance with applicable state and federal law, the Company reserves the right to change the methodology for determining the net investment factor.

ANNUITY UNIT. On and after the Annuity Date the Annuity Unit is a measure of the value of the Annuitant's periodic annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Subaccount initially was set at $1.00. The value of an Annuity Unit under a Subaccount on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Subaccount for the current Valuation Period and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first periodic annuity payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity payment is due. Currently, variable annuity payments are made on the first of a month based on unit values as of the 15th day of the preceding month.

The Contract provides annuity rates which determine the dollar amount of the first monthly payment under each form of annuity for each $1,000 of applied value. For Life Option and Noncommutable Period Certain Options of 10 or more years, the annuity value is the Accumulated Value less any premium taxes. For commutable period certain options or any period certain option less than 10 years, the value is surrender value less any premium tax. For a death benefit annuity, the annuity value will be the amount of the death benefit. The annuity rates in the Contract are based on a modification of the 1983 Table on rates.

The amount of the first periodic payment depends upon the form of annuity selected, the sex (however, see "J. Norris Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3 1/2% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity payments will increase over periods when the actual net investment result of the Subaccount(s) funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable Annuity Payments will decrease over periods when the actual net investment result of the respective Subaccount is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first periodic annuity payment under life annuity options and non-commutable period certain options of 10 years or more is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For commutable period certain options and any period certain option of less than 10 years, the Surrender Value less premium taxes, if any, is used rather than the Accumulated Value. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Subaccount(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date.

After the first payment, the dollar amount of each periodic variable annuity benefit payment will vary with subsequent variations in the value of the Annuity Unit of the selected Subaccount(s). The dollar amount of each fixed amount annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

The Company may from time to time offer its Contract Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Contract Owners of the same class.

For an illustration of variable annuity payment calculation using a hypothetical example, see "ANNUITY PAYMENTS" in the Statement of Additional Information.


                            GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, the staff of the Commission has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this annuity Contract or any benefits offered under these accounts may be subject to the provisions of the Securities Act of 1933 relating to the accuracy and completeness of statements made in the Prospectus.

Investment Options - In most jurisdictions, there are currently seven Guarantee period Accounts available under this Contract with Guarantee Periods of three, five, six, seven, eight, nine and ten years. Each Guarantee Period Account established for the Contract Owner is accounted for separately in a non-unitized segregated account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time-to-time by the Company in accordance with market conditions; however, once an interest rate is in effect for a

Guarantee Period Account, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Rate off Interest be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract was initially issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Contract owners may allocate net payments or make transfers from any of the subaccounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Contract Owner allocates or transfers amounts to a Guarantee Period Account except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Money Market Account. The Contract Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more that 75 days prior to the end of a Guarantee Period, the Company will notify the Contract Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the subaccounts, the Fixed Amount or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period Account value will be automatically applied to a new Guarantee period Account with the same duration unless less than $1,000 remains in the Guarantee Period Account on the expirations date or the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Money Market subaccount.

Market Value Adjustment - No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of the Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See " Death Benefit". A Market Value Adjustment will apply to all other transfers or withdrawals, or a surrender. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken form each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

               [(1+i)/(1+j)]n/365 -1
where:

i     is the Guaranteed Interest Rate expressed as a decimal (for example: 3% =
0.03) being credited to the current Guarantee Period;

j     is the new Guaranteed Interest Rate, expressed as a decimal, for a
Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

n    is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.


If the Guaranteed Interest Rate being credited is lower than the current Guaranteed Interest Rate, the Market Value Adjustment will decrease the Guarantee Period Account value. Similarly, if the Guaranteed Interest Rate being credited is higher than the current Guaranteed Interest Rate, the Market Value Adjustment will increase the Guarantee Period Account value. The Market Value Adjustment will never result in a change to the value more than the interest earned in excess of the Minimum Guarantee Period Account Interest Rate (see Specifications page) compounded annually from the beginning of the current Guarantee Period. For examples of how the Market Value Adjustment works, See Appendix _______.

Withdrawal - Prior to the Annuity Date, the Contract Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "Partial Redemptions" and "Surrender." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: a) a market value adjustment will apply to all withdrawals, including Withdrawals without Surrender Charge, unless made at the end of the Guarantee Period; and b) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six ;months from the date it receives the withdrawal request. If deferred for 30 days or ;more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a Contingent Deferred Sales Charge applies to the withdrawal, it will be calculated as set forth under "Contingent Deferred
Sales Charge" after application of the Market Value Adjustment.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract, on redemptions or surrenders, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the Internal Revenue Service (IRS).

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER SHOULD ALWAYS BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contracts, the Separate Account or the Subaccounts may have upon its tax. The Separate Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Separate Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners and with respect to each Separate Account as though that Separate Account were a separate taxable entity.

The Separate Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a mutual life insurance company under subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

The Internal Revenue Service has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Internal Revenue Code ("Code"). The regulations provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on a contract, for any taxable year of the Contract Owner, would be treated as ordinary income received or accrued by the Contract Owner. It is anticipated that the Funds of the Allmerica Investment Trust, the Portfolios of VIP and VIP II, the Portfolio of T. Rowe and the Series of DGPF will comply with the diversification requirements.

A.  QUALIFIED AND NON-QUALIFIED CONTRACTS.

From a federal tax viewpoint there are two types of variable annuity Contracts, "qualified" Contracts and "non-qualified" Contracts. A qualified Contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, 408, or 457 of the Code, while a non-qualified Contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain partial redemptions or surrenders will vary according to whether they are made from a qualified Contract or a non-qualified Contract. For more information on the tax provisions applicable to qualified Contracts, see Sections D through J, below.

B.  TAXATION OF THE CONTRACTS IN GENERAL.

The Company believes that the Contracts described in this Prospectus will, with certain exceptions (see K below), be considered annuity Contracts under Section 72 of the Internal Revenue Code (the "Code"). This section provides for the taxation of annuities. The following discussion concerns annuities subject to
Section 72. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity Contracts issued by the same insurance company to the same Contract Owner during the same calendar year be treated as a single Contract in determining taxable distributions under Section 72(e).

With certain exceptions, any increase in the Accumulated Value of the Contract is not taxable to the Contract Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the Annuity Date, to the extent of the amount withdrawn any investment gain in value over the cost basis of the Contract would be taxed as ordinary income. Under the current provisions of the Code, amounts received under a non-qualified Contract prior to the Annuity Date (including payments made upon the death of the Annuitant or Contract Owner), or as non-periodic payments after the Annuity Date, are generally first attributable to any investment gains credited to the Contract over the taxpayer's basis (if any) in the Contract. Such amounts will be treated as income subject to federal income taxation.

A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59-1/2. The penalty tax will not be imposed after age 59-1/2, or if the withdrawal follows the death of the Contract Owner (or, if the Contract Owner is not an individual, the death of the primary Annuitant, as defined in the Code), or in the case of the "total disability" (as defined in the Code) of the Annuitant. Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Contract Owner elects to have distributions made over the Contract Owner's life expectancy, or over the joint life expectancy of the Contract Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same.

In a private letter ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's life expectancy distribution ("LED") option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions were therefore subject to the 10% federal penalty tax. This private letter ruling may be applicable to a Contract Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent private letter rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

If the Contract Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Contract Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to the excess, if any, of the Surrender Value of the Contract over the Contract Owner's cost basis at the time of the transfer. The transfer is also subject to federal gift tax provisions. Where the Contract Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Contract Owner as such. However, the Contract Owner will not incur taxable income. Rather the Annuitant will incur taxable income upon receipt of annuity payments as discussed below.

When annuity payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion is generally determined by a formula that establishes the ratio that the cost basis of the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all cost basis in the Contract is recovered, the entire payment is taxable. If the last Annuitant dies before cost basis is recovered, a deduction for the difference is allowed on the Annuitant's final tax return.

C.  TAX WITHHOLDING AND PENALTIES.

The Code requires withholding with respect to payments or distributions from employee benefit plans, annuities, and IRAs, unless a taxpayer elects not to have withholding. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

In certain situations, the Code provides for a tax penalty if, prior to death, disability or attainment of age 59 1/2, a Contract Owner makes a withdrawal or receives any amount under the Contract, unless the distribution is in the form of a life annuity (including life expectancy distributions). The penalty is 10% of the amount includible in income by the Contract Owner.

The tax treatment of certain partial redemptions or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether the amount redeemed or surrendered is allocable to an investment in the Contract made before or after certain dates.*

D.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS.

The tax rules applicable to qualified employer plans, as defined by the Code, vary according to the type of plan and the terms and conditions of the plan itself. Therefore, the following is general information about the use of the Contracts with various types of qualified plans. The rights of any person to any benefits under such qualified plans will be subject to the terms and conditions of the qualified plans themselves regardless of the terms and conditions of the Contract.

A loan to a participant or beneficiary from plans qualified under Sections 401 and 403 or an assignment or pledge of an interest in such a plan is generally treated as a distribution. This general rule does not apply to loans which contain certain repayment terms and do not exceed a specified maximum amount, as required under Section 72(p).

E. QUALIFIED EMPLOYEE PENSION AND PROFIT SHARING TRUSTS AND QUALIFIED ANNUITY PLANS.

When an employee (including a self-employed individual) or one or more of the employee's beneficiaries receives a "lump sum" distribution (a distribution from a qualified plan described in Code Section 401(a) within one taxable year equal to the total amount payable with respect to such an employee) the taxable portion of such distribution may qualify for special treatment under a special five-year income averaging provision of the Code. The employee must have had at least 5 years of participation under the plan, and the lump sum distribution must be made after the employee has attained age 59 1/2 or on account of his or her death, separation from the employer's service (in the case of a common-law employee) or disability (in the case of a self-employed individual). Such treatment can be elected for only one taxable year once the individual has reached age 59 1/2. An employee who attained age 50 before January 1, 1986 may elect to treat part of the taxable portion of a lump-sum distribution as long-term capital gains and may also elect 10-year averaging instead of five-year averaging.

The Company can provide prototype plans for certain of the pension or profit sharing plans for review by your legal counsel. For information, ask your agent.

F.  SELF-EMPLOYED INDIVIDUALS.

The Self-Employed Individuals Tax Retirement Act of 1962, as amended, frequently referred to as "H.R. 10", allows self-employed individuals and partners to establish qualified pension and profit sharing trusts and annuity plans to provide benefits for themselves and their employees.

These plans generally are subject to the same rules and requirements applicable to corporate qualified plans, with some special restrictions imposed on "owner-employees." An "owner-employee" is an employee who (1) owns the entire interest in an unincorporated trade or business, or (2) owns more than 10% of either the capital interest or profits interest in a partnership.

G.  INDIVIDUAL RETIREMENT ACCOUNT PLANS.

Any individual who earns "compensation" (as defined in the Code and including alimony payable under a court decree) from employment or self-employment, whether or not he or she is covered by another qualified plan, may establish an Individual Retirement Account or Annuity plan ("IRA") for the accumulation of retirement savings on a tax-deferred basis. Income from investments is not included in "compensation." The assets of an IRA may be invested in, among other things, annuity Contracts including the Contracts offered by this Prospectus.

Contributions to the IRA may be made by the individual or on behalf of the individual by an employer. IRA contributions may be deductible up to the lesser of (1) $2,000 or (2) 100% of compensation. The deduction is reduced proportionately for adjusted gross income between $40,000 and $50,000 (between $25,000 and $35,000 for unmarried taxpayers and between $0 and $10,000 for a married taxpayer filing separately) if the taxpayer and his or her spouse file a joint return and either is an active participant in an employer sponsored retirement plan.

An individual and a working spouse each may have an IRA with the above-described limit on each. An individual with an IRA may establish an additional IRA for a non-working spouse if they file a joint return. Contributions to the two IRAs together are deductible up to the lesser of $2,250 or 100% of compensation.

No deduction is allowed for contributions made for the year in which the individual attains age 70 1/2 and years thereafter. Contributions for that year and for years thereafter will result in certain adverse tax consequences.

Non-deductible contributions may be made to IRAs until the year in which the individual attains age 70 1/2. Although these contributions may not be deducted, taxes on their earnings are deferred until the earnings are distributed. The maximum permissible non-deductible contribution is $2,000 for an individual taxpayer and $2,250 for a taxpayer and non-working spouse. These limits are reduced by the amount of any deductible contributions made by the taxpayer.

Contributions may be made with respect to a particular year until the due date of the individual's federal income tax return for that year, not including extensions. However, for reporting purposes, the Company will regard contributions as being applicable to the year made unless it receives notice to the contrary.

All annuity payments and other distributions under an IRA will be taxed as ordinary income unless the owner has made non-deductible contributions. In addition, a minimum level of distributions must begin no later than April 1 following the year in which the individual attains age 70 1/2, and failure to make adequate distributions at this time may result in certain adverse tax consequences to the individual.

Distributions from all of an individual's IRAs are treated as if they were a distribution from one IRA and all distributions during the same taxable year are treated as if they were one distribution. An individual who makes a non-deductible contribution to an IRA or receives a distribution from an IRA during the taxable year must provide certain information on the individual's tax return to enable the IRS to determine the proportion of the IRA balance which represents non-deductible contributions.
If the required information is provided, that part of the amount withdrawn which is proportionate to the individual's aggregate non-deductible contributions over the aggregate balance of all of the individual's IRAs, is excludable from income.

Distributions which are a return of a non-deductible contribution are non-taxable, as they represent a return of basis. If the required information is not provided to the IRS, distributions from an IRA to which both deductible and non-deductible contributions have been made are presumed to be fully taxable.

H.  SIMPLIFIED EMPLOYEE PENSIONS.

Employers may establish Simplified Employee Pensions ("SEPs") under Code Section 408(k) if certain requirements are met. A SEP is an IRA to which the employer contributes under a written formula. Currently, a SEP may accept employer contributions each year up to $30,000 or 15% of compensation (as defined), whichever is less. To establish SEPs the employer must make a contribution for every employee age 21 and over who has performed services for the employer for at least three of the five immediately preceding calendar years and who has earned at least $300 for the year.

The employer's contribution is excluded from the employee's gross income for the taxable year for which it was made up to the $30,000/15% limit. In addition to the employer's contribution, the employee may contribute 100% of the employee's earned income, up to $2,000, to the SEP, but such contributions will be subject to the rules described above in "F. Individual Retirement Account Plans."

These plans are subject to the general employer's deduction limitations applicable to all corporate qualified plans.

I.  PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX-EXEMPT ORGANIZATIONS.

Under the provisions of Section 403(b) of the Code, payments made for annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that the aggregate purchase payments for such annuity Contracts in any year do not exceed the maximum contribution permitted under the Code.

A Contract qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship a Contract Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.
The distribution restrictions are effective for years beginning after December 31, 1988, but only with respect to amounts that were not held under the Contract as of that date.

J.  TEXAS OPTIONAL RETIREMENT PROGRAM.

Under a Code Section 403(b) annuity contract issued as a result of participation in the Texas Optional Retirement Program, distributions may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These restrictions are imposed by reason of an opinion of the Texas Attorney General interpreting the Texas laws governing the Optional Retirement Program.

K.  SECTION 457 PLANS FOR STATE GOVERNMENTS AND TAX-EXEMPT ENTITIES.

Code Section 457 allows employees of a state, one of its political subdivisions, or certain tax-exempt entities to participate in eligible government deferred compensation plans. An eligible plan, by its terms, must not allow deferral of more than $7,500 or 33 1/3% of a participant's includible compensation for the taxable year, whichever is less. Includible compensation does not include amounts excludable under the eligible deferred compensation plan or amounts paid into a Code Section 403(b) annuity. The amount a participant may defer must be reduced dollar-for-dollar by elective deferrals under a SEP, 401(k) plan or a deductible employee contribution to a 501(c)(18) plan. Under eligible deferred compensation plans the state, political subdivision, or tax-exempt entity will be owner of the Contract.

If an employee also participates in another eligible plan or contributes to a Code Section 403(b) annuity, a single limit of $7,500 will be applied for all plans. Additionally, the employee must designate how much of the $7,500 or 33 1/3% limitation will be allocated among the various plans. Contributions to an eligible plan will serve to reduce the maximum exclusion allowance for a Code
Section 403(b) annuity. Amounts received by employees under such plans generally are includible in gross income in the year of receipt.

L.  NON-INDIVIDUAL OWNERS.

Non-individual Owners (e.g., a corporation) of deferred annuity contracts generally will be currently taxed on any increase in the cash surrender value of the deferred annuity attributable to contributions made after February 28, 1986. This rule does not apply to immediate annuities or to deferred annuities held by a qualified pension plan, an IRA, a 403(b) plan, estates, employers with respect to terminated pension plans, or a nominee or agent holding a contract for the benefit of an individual. Corporate-owned annuities may result in exposure to the alternative minimum tax, to the extent that income on the annuities increases the corporation's adjusted current earnings.

                         LOANS (QUALIFIED CONTRACTS ONLY)

Loans will be permitted only for TSAs and Contracts issued to a plan qualified under Section 401(a) and 401(k) of the Code. Loans are made from the Policy's value on a pro-rata basis from all accounts. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement legislation and their taxation is determined under the Federal income tax laws. The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company's General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five (5) years. When repayments are received, they will be allocated in accordance with the contract owner's most recent allocation instructions.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

                                     REPORTS

A Contract Owner is sent a report semi-annually which states certain financial information about the Underlying Funds. The Company will also furnish an annual report to the Contract Owner containing a statement of his or her account, including unit values and other information as required by applicable law, rules and regulations.

                  CHANGES IN OPERATION OF THE VARIABLE ACCOUNT

The Company reserves the right, subject to compliance with applicable law, to
(1) transfer assets from any Separate Account or Subaccount to another of the Company's variable accounts or Subaccounts having assets of the same class, (2) to operate the variable account or any Subaccount as a management investment company under the 1940 Act or in any other form permitted by law, (3) to deregister the Variable account under the 1940 Act in accordance with the requirements of the 1940 Act and (4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Subaccount, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Subaccount (5) to change the methodology for determining the net investment fact or and (6) to change the names of the Variable account or of the Subaccounts. In no event will the changes described above be made without notice to Contract Owners in accordance with the 1940 Act.

                                  LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party.

                               FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the Securities and Exchange Commission. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the Commission's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the

Securities and Exchange Commission.

The Fixed Account is made up of all of the general assets of the Company other than those allocated to the separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contracts, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an Excess Amount is redeemed, while the Contract is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract less than nine full contract years.

                                   APPENDIX B

                SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT



PART 1:  SURRENDER CHARGES



FULL SURRENDER


Assume a Purchase Payment of $50,000 is made on the Date of Issue and no additional Purchase Payments are made. Assume there are no partial withdrawals and that the free withdrawal amount is equal to the greater of 15% of the current Account Value or the accumulated earnings in the contract. The table below presents examples of the surrender charge resulting from a full surrender of the Participant's Account, based on hypothetical Account Values.



                   Hypothetical       Free         Surrender
       Account        Account      Withdrawal       Charge        Surrender
        Year           Value         Amount       Percentage       Charge
        ----           -----         ------       ----------       ------
          1          54,000.00      8,100.00          7%          3,213.00

          2          58,320.00      8,748.00          6%          2,974.32

          3          62,985.60      12,985.60         5%          2,500.00

          4          68,024.45      18,024.45         4%          2,000.00

          5          73,466.40      23,466.40         3%          1,500.00

          6          79,343.72      29,343.72         2%          1,000.00

          7          85,691.21      35,691.21         1%           500.00

          8          92,546.51      42,546.51         0%            0.00

PARTIAL WITHDRAWAL

Assume a Purchase Payment of $50,000 is made on the Date of Issue and no additional Purchase Payments are made. Assume that the free withdrawal amount is equal to the greater of 15% of the current Account Value or the accumulated earnings in the contract and there are partial withdrawals as detailed below. The table below presents examples of the surrender charge resulting from partial surrenders of the Participant's Account, based on hypothetical Account Values.


           Hypothetical                    Free        Surrender
Account       Account       Partial     Withdrawal      Charge       Surrender
 Year          Value      Withdrawal      Amount      Percentage      Charge
 ----          -----      ----------      ------      ----------      ------
   1         54,000.00       0.00        8,100.00         7%           0.00

   2         58,320.00       0.00        8,748.00         6%           0.00

   3         62,985.60       0.00        12,985.60        5%           0.00

   4         68,024.45     30,000.00     18,024.45        4%          479.02

   5         41,066.40     10,000.00     6,159.96         3%          115.20

   6         33,551.72     5,000.00      5,032.76         2%           0.00

   7         30,835.85     10,000.00     4,625.38         1%           53.75

   8         22,502.72     15,000.00     3,375.41         0%           0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is:

                  n/365
     [(1+i)/(1+j)]     -1

The following examples assume:

     1. The Purchase Payment was allocated to a ten year guarantee period with a guaranteed interest rate of 8%.

     2. The date of surrender is seven years (2555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers of partial withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.


NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

                                                     n/365
          The market value factor  =    [(1+i)/(1+j)]     -1

                                                         2555/365
                                   =    [(1+.08)/(1+.10)]        -1

                                                7
                                   =    (.98182) -1

                                   =    -.12054

     The market value adjustment   =    the market value factor multiplied by
                                        the withdrawal

                                   =    -.12054*$62,985.60

                                   =    -$7,592.11


POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

                                                     n/365
         The market value factor   =    [(1+i)/(1+j)]     -1

                                                        2555/365
                                   =    [(1+.08)/(1+.07)]        -1

                                                7
                                   =    (1.0093) -1

                                   =    .06694


     The market value adjustment   =    the market value factor multiplied by
                                        the withdrawal

                                   =    .06694*$62,985.60

                                   =    $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

                                                     n/365
          The market value factor  =    [(1+i)/(1+j)]     -1

                                                         2555/365
                                   =    [(1+.08)/(1+.11)]        -1

                                                7
                                   =    (.97297) -1

                                   =    -.17454

     The market value adjustment   =    Minimum of the market value factor
                                        multiplied by the withdrawal or the
                                        negative of the excess interest earned
                                        over 3%

                                   =    Min(-.17454*$62,985.60 or -$8,349.25)

                                   =    Min(-$10,993.51 or -$8,349.25)

                                   =    -$8,349.25


POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

                                                     n/365
         The market value factor   =    [(1+i)/(1+j)]     -1

                                                        2555/365
                                   =    [(1+.08)/(1+.06)]        -1

                                                 7
                                   =    (1.01887) -1

                                   =    .13981


     The market value adjustment   =    Minimum of the market value factor
                                        multiplied by the withdrawal or the
                                        excess interest earned over 3%

                                   =    Min(.13981*$62,985.60 or $8,349.25)

                                   =    Min($8,806.02 or $8,349.25)

                                   =    $8,349.25

                                   APPENDIX C


                                THE DEATH BENEFIT



PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a Purchase Payment of $50,000 is made on the Date of Issue and no additional Purchase Payments are made. Assume there are no partial withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the hypothetical Account Values.


                             Hypothetical
              Hypothetical      Market                                                   Hypothetical
                 Account         Value          Death          Death          Death          Death
   Year           Value       Adjustment     Benefit (a)    Benefit (b)    Benefit (c)      Benefit
   ----           -----       ----------    ------------    -----------    -----------      -------
     1          53,000.00        0.00         53,000.00      52,500.00      50,000.00      53,000.00

     2          53,530.00       500.00        54,030.00      55,125.00      53,000.00      55,125.00

     3          58,883.00        0.00         58,883.00      57,881.25      55,125.00      58,883.00

     4          52,994.70       500.00        53,494.70      60,775.31      58,883.00      60,775.31

     5          58,294.17        0.00         58,294.17      63,814.08      60,775.31      63,814.08

     6          64,123.59       500.00        64,623.59      67,004.78      63,814.08      67,004.78

     7          70,535.95        0.00         70,535.95      70,355.02      67,004.78      70,535.95

     8          77,589.54       500.00        78,089.54      73,872.77      70,535.95      78,089.54

     9          85,348.49        0.00         85,348.49      77,566.41      78,089.54      85,348.49

    10          93,883.34        0.00         93,883.34      81,444.73      85,348.49      93,883.34

Death Benefit (a) is the Account Value increase by any positive Market Value Adjustment

Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals.

Death Benefit (c) is the death benefit that would have payable on the most recent contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c)

DEATH BENEFIT ASSUMING PARTIAL WITHDRAWALS

Assume a Purchase Payment of $50,000 is made on the Date of Issue and no additional Purchase Payments are made. Assume there are partial withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the hypothetical Account Values.

                                            Hypothetical
              Hypothetical                     Market                                                   Hypothetical
                 Account        Partial         Value          Death          Death          Death          Death
   Year           Value       Withdrawal     Adjustment     Benefit (a)    Benefit (b)    Benefit (c)      Benefit
   ----           -----       ----------     ----------     -----------    -----------    -----------      -------
     1          53,000.00        0.00           0.00         53,000.00      52,500.00      50,000.00      53,000.00

     2          53,530.00        0.00          500.00        54,030.00      55,125.00      53,000.00      55,125.00

     3          3,883.00       50,000.00        0.00         3,883.00       3,816.94       3,635.18       3,883.00

     4          3,494.70         0.00          500.00        3,994.70       4,007.79       3,883.00       4,007.79

     5          3,844.17         0.00           0.00         3,844.17       4,208.18       4,007.79       4,208.18

     6          4,228.59         0.00          500.00        4,728.59       4,418.59       4,208.18       4,728.59

     7          4,651.45         0.00           0.00         4,651.45       4,639.51       4,728.59       4,728.59

     8          5,116.59         0.00          500.00        5,616.59       4,871.49       4,728.59       5,616.59

     9          5,628.25         0.00           0.00         5,628.25       5,115.07       5,616.59       5,628.25

    10           691.07        5,000.00         0.00          691.07         599.51         628.25         691.07

Death Benefit (a) is the Account Value increase by any positive Market Value Adjustment

Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals.

Death Benefit (c) is the death benefit that would have payable on the most recent contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c)

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a Purchase Payment of $50,000 is made on the Date of Issue and no additional Purchase Payments are made. Assume there are no partial withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the hypothetical Account Values.

                             Hypothetical
              Hypothetical      Market      Hypothetical
                 Account         Value          Death
   Year           Value       Adjustment       Benefit
   ----           -----       ----------       -------
     1          53,000.00        0.00         53,000.00

     2          53,530.00       500.00        54,030.00

     3          58,883.00        0.00         58,883.00

     4          52,994.70       500.00        53,494.70

     5          58,294.17        0.00         58,294.17

     6          64,123.59       500.00        64,623.59

     7          70,535.95        0.00         70,535.95

     8          77,589.54       500.00        78,089.54

     9          85,348.49        0.00         85,348.49

    10          93,883.34        0.00         93,883.34

The hypothetical Death Benefit is the Account Value increase by any positive Market Value Adjustment.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                      FOR

  GROUP AND INDIVIDUAL VARIABLE ANNUITY POLICIES FUNDED THROUGH SUBACCOUNTS OF

                             SEPARATE ACCOUNT VA-K

           INVESTING IN SHARES OF DELAWARE GROUP PREMIUM FUND, INC.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT DATED
APRIL 30, 1996 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CUSTOMER SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653.

                                       ----------------------------------------

                            DATED April 30, 1996

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ............................................. 2

TAXATION OF THE CONTRACT, THE SEPARATE ACCOUNT AND THE COMPANY .............. 2

SERVICES .................................................................... 3

UNDERWRITERS ................................................................ 3

ANNUITY PAYMENTS ............................................................ 4

PERFORMANCE INFORMATION ..................................................... 5

FINANCIAL STATEMENTS ........................................................ 8


                        GENERAL INFORMATION AND HISTORY

Separate Account VA-K ("Separate Account") is a separate investment account of First Allmerica Financial Life Insurance Company ("the Company") established pursuant to a vote of the Board of Directors on August 20, 1991. The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1995, the Company and its subsidiaries had over $___ billion in combined assets and over $___ billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance in Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other state and jurisdictions in which it is licensed to operate.

Currently, ten Subaccounts of the Separate Account are available under the Policies. Each Subaccount invests in a corresponding investment portfolio of Delaware Group Premium Fund, Inc. (the "Fund").

The Fund is an open-end, diversified series investment company. The Fund currently consists of nine different investment portfolios: the Equity/Income Series, High Yield Series, Capital Reserves Series, Money Market Series,
Growth Series, Multiple Strategy Series, Value Series, Emerging Growth Series, Global Bond Series and International Equity Series ("Underlying Series"). Each Underlying Series has its own investment objectives and certain attendant risks.

                       TAXATION OF THE POLICIES, SEPARATE
                            ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Policies, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Policies or the Separate Account.

The Separate Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a mutual life insurance company under subchapter L of the Code and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a change for any effect which the income, assets, or existence of Policies or the Separate Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Policy Owners. The Separate Account presently is not subject to tax.

                                   SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Separate Account. Fund shares owned by the Subaccounts are held on an open account basis. A Subaccount's ownership of Fund shares is reflected on the records of the Fund and not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company as of December 31, 1995 and 1995 and for each of the three years in the period ended December 31, 1995 and of Separate Account VA-K Delaware Medallion of First Allmerica Financial Life Insurance Company as of December 31, 1995 and the period then ended, included in this Statement of Additional Information constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

                                 UNDERWRITERS

Allmerica Investments, Inc., a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD), serves as principal underwriter and general distributor for the Policies pursuant to a contract between Allmerica Investments, Inc., the Company and the Separate Account. Allmerica Investments, Inc. distributes the Policies on a best efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653 was organized in 1969 as a wholly-owned subsidiary of the Company and is, at present, indirectly wholly-owned by the Company.

The Policies offered by this Prospectus are offered continuously and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity policies.

All persons selling the Policies are required to be licensed by their respective state insurance authorities for the sale of variable annuity policies. Commissions are paid by the Company on sales of the Policies. For the first $100 million of total purchase payments, commissions will equal 7.00% of purchase payments; thereafter, commissions will equal 6.75% of purchase payments. Commissions not to exceed 6.5% of purchase payments will be paid to entities which sell the Policies. The remaining commissions payable by the Company on sales of the Policies will be paid, pursuant to a Wholesaler Agreement among the Company, Allmerica Investments, Inc. and Delaware Distributors, Inc. ("Delaware Distributors"), to Delaware Distributors, a registered broker-dealer under the Securities Exchange Act of 1934, a member of the NASD and an affiliate of Delaware Management Company, Inc. and the Fund. To the extent permitted under NASD rules, expense reimbursement allowances may be paid and additional payments for other services not directly related to the sale of the Policies, including the recruitment and training of personnel, production of promotional literature and similar services may be made.

Commissions paid by the Company do not result in any charge to Policy Owners or to the Separate Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, partial redemption and/or annuitization charges, the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

The aggregate amount of commissions paid with respect to sales of the Policies was $_________ for independent broker-dealers $_________ for Delaware Distributors, Inc. in 1995. Sales of the Policies began in April 1995.

                               ANNUITY PAYMENTS

The method by which the Accumulated Value under the Policy is determined is described in detail under "K. Computation of Policy Values and Annuity Payments" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Subaccount at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit value at the end of the current Valuation Period would be calculated as follows:


(1) Accumulation Unit Value - Previous Valuation Period .............. $1.135000
(2) Value of Assets - Beginning of Valuation Period .................. $5,000,000
(3) Excess of investment income and net gains over capital losses ....     $1,675
(4) Adjusted Gross Investment Rate for the valuation period (3):(2)...   0.000335
(5) Annual Charge (one day equivalent of 1.40% per annum) ............   0.000038
(6) Net Investment Rate (4)-(5) ......................................   0.000297
(7) Net Investment Factor 1.000000 + (6) .............................   1.000297
(8) Accumulation Unit Value - Current Period (1)x(7) .................  $1.135337

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the accumulated unit value at the end of the Valuation Period would have been $1.134577.

The method for determining the amount of annuity payments is described in detail under "K. Computation of Policy Values and Annuity Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity payment may be illustrated by the following hypothetical example. Assume an Annuitant has 40,000 Accumulation Units in a Separate Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulation Value of the Contract if $44,800 (40,000x$1.120000). Assume also that the Contract Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sale charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3-1/2% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3-1/2% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity payment is
1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3-1/2% per annum) produces a factor of
1.000096. This is then multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

                            PERFORMANCE INFORMATION

Performance information for a Subaccount may be compared, in reports and promotional literature, to certain indices described in the prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other materials information on various topics of interest to Policy Owners and prospective Policy Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for such financial instruments.

Policy Form A has been offered since April 1, 1994. However, total return data may be advertised based on the period of time that the Underlying Series have been in existence. The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Subaccount and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Subaccounts asset charge and any applicable contingent deferred sales charge which would be assessed upon complete redemption of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission. The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

             n
     P(1 + T) = ERV

Where: P = a hypothetical initial payment to the Separate Account of $1,000

         T = average annual total return

         n = number of years

       ERV = the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the asset of the Subaccount. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the policy was issued at the beginning of the period and (2) a complete surrender of the policy at the end of the period. The deduction of the contingent deferred sales charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

         POLICY YEAR FROM DATE OF               CHARGE AS PERCENTAGE OF NEW
     PAYMENT IN WHICH SURRENDER OCCURS          PURCHASE PAYMENTS REDEEMED*
     ---------------------------------          ---------------------------
                   0-1                                       7%
                   2                                         6%
                   3                                         5%
                   4                                         4%
                   5                                         3%
                   6                                         2%
                   7                                         1%
                   Thereafter                                0%

*Subject to the maximum limit described in the prospectus.

No contingent deferred sale charge is deducted upon expiration of the periods specified above. In all Policy Years after the first Policy Year, an amount equal to 10% of the Accumulated Value under the Policy (or a greater amount under a life expectancy distribution option, if applicable) is not subject to the contingent sales load.

The calculations of Total Return include the deduction of the $30 Annual Policy fee.

TOTAL RETURN TABLE

Total Return for Periods Ending December 31, 1995
---------------------------------------------------
(Assuming COMPLETE redemption of the re-investment)

                              TOTAL RETURN FOR      AVERAGE ANNUAL
 SUB-                            YEAR ENDED       TOTAL RETURN SINCE
ACCOUNT        NAME               (2/31/95)            INCEPTION
-------        ----           ----------------    -------------------
 201       Equity/Income            -7.88%               -5.69%
 202         High Yield            -10.50%               -8.34%
 203      Capital Reserve          -10.32%               -7.19%
 204       Money Market             -4.06%               -4.47%
 205          Growth               -11.17%               -5.55%
 206      Multiple Strategy         -7.82%               -7.15%
 207       Int'l. Equity            -5.05%               -5.87%
 208           Value                -6.91%               -6.14%
 209       Emerging Growth          -8.17%               -4.10%
 210         Global Bond              --                   --

*The Date of inception of Subaccount 201 was 4/28/94. The date of inception of Subaccount 202 was 5/20/94. The date of inception of Subaccount 203 was 6/22/94. The date of inception of Subaccount 204 was 4/6/94. The date of inception of Subaccounts 5, 6 and 7 was 4/19/94. The date of inception of Subaccounts 8 and 9 was 5/10/94. The date of Inception of Subaccount 10 was
______________.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return information in this section refers to the total of the income generated by an investment in a Subaccount and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Subaccount's asset charges. However, it is assumed that the investment is NOT redeemed at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified period that would equate the initial amount invested to the ending values, according to the following formula:

             n
     P(1 + T) = EV

Where: P = a hypothetical initial payment to the Separate Account of $1,000

         T = average annual total return

         n = number of years

        EV = the ending value of the $1,000 payment at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Subaccounts. The ending value assumes that the policy is NOT redeemed at the end of the specified period, and there is therefore no adjustment for the contingent deferred sales charge that would be applicable if the policy was redeemed at the end of the period.

The calculations of Supplemental Total Return includes the deduction of the $30 Annual Policy fee.

SUPPLEMENTAL TOTAL RETURN TABLE

The following table includes Supplemental Total Return information for the Sub-Accounts offered under the Policies since inception of the offering of the Policies. However, as it is assumed that the Policy is NOT redeemed at the end of each period, Supplemental Total Return is NOT adjusted for any otherwise applicable contingent deferred sales charge.

Total Return for Periods Ending December 31, 1995
(Assuming NO redemption of the investment)

                              TOTAL RETURN FOR    AVERAGE ANNUAL
 SUB-                            YEAR ENDED         TOTAL RETURN
ACCOUNT        NAME               12/31/95        SINCE INCEPTION
-------        ----           ----------------    ---------------
 201       Equity/Income            -1.58%                0.61%
 202         High Yield             -4.20%               -2.04%
 203      Capital Reserve           -4.02%               -0.89%
 204       Money Market              2.24%                1.83%
 205          Growth                -4.87%                0.75%
 206      Multiple Strategy         -1.52%               -0.85%
 207       Int'l. Equity             1.25%                0.43%
 208           Value                -0.61%                0.16%
 209       Emerging Growth          -1.87%                2.20%
 210         Global Bond              --                   --

YIELD AND EFFECTIVE YIELD - SUBACCOUNT 204 (INVESTS IN THE MONEY MARKET SERIES OF THE FUND)

Set forth below is yield and effective yield information for Subaccount 204 for the seven-day period ended December 31, 1995:

                        Yield                    2.33%
                        Effective Yield          3.13%

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Subaccount at the beginning of the period, subtracting a charge reflecting the annual 1.40% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

Subaccount 204 computes effective yield by compounding the unannualized base period return by using the formula:

                                                   (365/7)
          Effective Yield = [(base period return +1)      ] - 1

The calculation of yield and effective yield do NOT reflect the $30 Annual Policy fee.

                          FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for the Subaccounts of Separate Account VA-K investing in shares of the Underlying Series.

                           PART C.  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS

     FINANCIAL STATEMENTS INCLUDED IN PART A
     None

     FINANCIAL STATEMENTS INCLUDED IN PART B
     None - will be filed pursuant to Rule 485(b) on or before April 30, 1996 FINANCIAL STATEMENTS INCLUDED IN PART C
     None

(B) EXHIBITS

Exhibit 1 -  Vote of Board of Directors Authorizing Establishment of Registrant
             dated August 20, 1991 was previously filed on May 11, 1992, in Registration Statement No. 33-47858, and is herein incorporated by reference.

Exhibit 2 -  Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may
             hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

Exhibit 3 -  Underwriting and Administrative Services Agreement was previously filed on November 1, 1993 and is herein incorporated by reference. Schedule of Sales Commissions was previously filed on April 1, 1991, on Registration Statement No. 33-39702, and is herein incorporated by reference.

Exhibit 4 -  Specimen Generic Policy Form B

Exhibit 5 -  Application Form A was previously  filed on October 18, 1994 and is herein incorporated by reference.
             Specimen Generic Application Form B

Exhibit 6 -  The Depositor's Articles of Incorporation and Bylaws were previously filed on May 11, 1992, in its Registration Statement No. 33-47858, and are incorporated herein by reference.

Exhibit 7 -  Not Applicable.

Exhibit 8 -  AUV Calculation Services Agreement with The Shareholder Services
             Group dated March 31, 1995, was previously filed in Registration Statement No. ________ and is herein incorporated by reference.

Exhibit 9 -  Consent and Opinion of Counsel.

Exhibit 10 - Consent of Independent Accountants will be filed pursuant to
             Rule 485(b) on or before April 30, 1996

Exhibit 11 - None.

Exhibit 12 - None.


Exhibit 14-  Not Applicable.

Other Exhibits:

Exhibit 15-  Power of Attorney


Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


     NAME AND POSITION                     PRINCIPAL OCCUPATION
     -----------------                     --------------------

Michael P. Angelini, Esq., Director        Bowditch & Dewey
                                           311 Main Street
                                           Worcester, MA  01608

David A. Barrett, Director                 Consultant
                                           MCCM, Inc. and The Medical Center
                                           of Central Massachusetts

                                           11 Shattuck Street
                                           Worcester, MA  01605

Gail L. Harrison, Director                 Senior Vice President
                                           The Wexler Group
                                           Suite 600, 1317 F Street, N.W.
                                           Washington, DC  20004

J. Terrence Murray, Director               Chairman, President and Chief
                                           Executive Officer
                                           Fleet/Norstar Financial Group, Inc.
                                           50 Kennedy Plaza
                                           Providence, RI  02903

Guy W. Nichols, Director                   Woods Hole Oceanographic
                                           Institution
                                           25 Research Drive
                                           Westborough, MA  01582

John F. O'Brien, Director                  President and Chief Executive Officer
                                           State Mutual Life Assurance
                                           Company of America
                                           440 Lincoln Street
                                           Worcester, MA  01653

Dr. John L. Sprague, Director              President
                                           John L. Sprague Associates
                                           One Cranberry Hill
                                           Lexington, MA  02173

Robert G. Stachler, Esq., Director         Taft, Stettinius & Hollister
                                           1800 Star Bank Center
                                           425 Walnut Street
                                           Cincinnati, OH  45202

Herbert M. Varnum, Director                Chairman and Chief Executive Officer
                                           Quabaug Corporation
                                           17 School Street
                                           North Brookfield, MA  01535

Richard Manning Wall, Esq., Director       General Counsel and Asst. to the
                                           Chairman
                                           Flexcon Company, Inc.
                                           Flexcon Industrial Park
                                           Spencer, MA  01562

The principal business address of all the following Directors and Officers is:
440 Lincoln Street
Worcester, Massachusetts 01653

         NAME                                  PRINCIPAL OCCUPATION
         ----                                  --------------------

Barry Z. Aframe                           Vice President and Counsel

Bruce C. Anderson                         Vice President and Assistant Secretary

Richard J. Baker                          Vice President and Secretary

Whitworth F. Bird, Jr., M.D.              Vice President and Medical Director

William P. Bishop                         Vice President

Lawrence E. Blanchard                     Vice President

Alan R. Boyer                             Vice President

Mark R. Colborn                           Vice President and Controller

Lisa M. Coleman                           Vice President

Deborah A. Culhane                        Vice President

Dix F. Davis                              Vice President

Valentina T. Dingle                       Vice President

Denzil C. Drewry                          Vice President

Leonard D. Driscoll                       Vice President

Bruce A. Emond                            Vice President

Judith H. Fleming                         Vice President

Edward W. Ford                            Vice President

Bruce H. Freedman                         Vice President

Bradford K. Gallagher                     Vice President

Thomas E. Hardy                           Vice President

William Hayward                           Vice President

Brian L. Hirst                            Vice President and Actuary

Kruno Huitzingh                           Vice President and Chief Information
                                          Officer

Richard E. Johnson                        Vice President

John P. Kavanaugh                         Vice President

John F. Kelly                             Senior Vice President, General Counsel
                                          and Assistant Secretary

Kathleen M. Klein                         Vice President

Richard H. Kremer                         Vice President

Jeffrey P. Lagarce                        Vice President

Walter M. Laliberte                       Vice President

Frank A. LoPiccolo                        Vice President

Joseph W. MacDougall, Jr.                 Vice President, Associate General
                                          Counsel and Assistant Secretary

William H. Mawdsley                       Vice President and Actuary

Roderick A. McGarry, II                   Vice President

Ruben P. Moreno                           Vice President

John W. Nunley                            Vice President

John F. O'Brien                           Director, President and Chief
                                          Executive Officer

Stephen Parker                            Vice President

Edward J. Parry, III                      Vice President and Treasurer

Jean S. Peters                            Vice President

Richard M. Reilly                         Vice President

Rachelle Reisberg                         Vice President

Larry C. Renfro                           Vice President

Winifred "Una" Rice                       Vice President

Stephen P. Rutman                         Vice President

Henry P. St. Cyr                          Vice President and Assistant Treasurer

Eric A. Simonsen                          Vice President and Chief Financial
                                          Officer

Mark T. Smith                             Vice President

Philip E. Soule                           Vice President

Ann K. Tripp                              Vice President

James S. Wakefield                        Vice President

Jerome F. Weihs                           Vice President

Diane E. Wood                             Vice President



Item 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT. See attached organization chart.


               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


     NAME                       ADDRESS             TYPE OF BUSINESS
     ----                       -------             ----------------

AAM Equity Fund              440 Lincoln Street     Massachusetts Grantor
                             Worcester MA 01653      Trust

Allmerica Asset              440 Lincoln Street     Investment advisory
 Management, Inc.            Worcester MA 01653      services

Allmerica Employees          440 Lincoln Street     Insurance Agency
 Insurance Agency, Inc.      Worcester MA 01653

Allmerica Financial          440 Lincoln Street     Insurance Agency
 Services Insurance          Worcester, MA 01653
 Agency, Inc.

Allmerica Institutional      440 Lincoln Street     Accounting, marketing
 Services, Inc.              Worcester MA 01653     and shareholder services
 (formerly 440 Financial                            for investment companies
 Group of Worcester, Inc.)

Allmerica Funds              440 Lincoln Street     Investment Company
                             Worcester MA 01653

Allmerica Investment         440 Lincoln Street     Holding Company
 Services, Inc.              Worcester, MA 01653
 (formerly Allmerica
 Financial Services, Inc.)

Allmerica Investment         440 Lincoln Street     Investment Advisory
 Management Company, Inc.    Worcester MA 01653      Services

Allmerica Investments,       440 Lincoln Street     Securities, retail broker-
 Inc.                        Worcester MA 01653      dealer

Allmerica Investment Trust   440 Lincoln Street     Investment Company
 (formerly SMA Investment    Worcester MA 01653
 Trust)

Allmerica Property and       440 Lincoln Street     Holding Company
 Casualty  Companies, Inc.   Worcester MA 01653

Allmerica Realty Advisors,   440 Lincoln Street     Investment Advisory
 Inc.                        Worcester MA 01653      services

Allmerica Securities Trust   440 Lincoln Street     Investment Company
                             Worcester MA 01653

Allmerica Services, Inc.     440 Lincoln Street     Service Company
                             Worcester MA 01653

Allmerica Trust Company,     440 Lincoln Street     Limited purpose national
 N.A.                        Worcester MA 01653      trust company

AMGRO, Inc.                  472 Lincoln Street     Premium financing
                             Worcester MA 01653

APC Funding Corp.            440 Lincoln Street     Special purpose funding
                             Worcester MA 01653      vehicle for commercial
                                                     paper

Beltsville Drive Limited     440 Lincoln Street     Real estate partnership
 Partnership                 Worcester MA 01653

Citizens Corporation         440 Lincoln Street     Holding Company
                             Worcester MA 01653

Citizens Insurance Company   645 West Grand River   Multi-line fire &
 of America                  Howell MI 48843         casualty insurance

Citizens Insurance Company   645 West Grand River   Multi-line fire &
 of Ohio                     Howell MI 48843         casualty insurance

Citizens Management, Inc.    645 West Grand River   Services management
                             Howell MI 48843         company

Greendale Special            440 Lincoln Street     Massachusetts Grantor
 Placements Fund             Worcester MA 01653      Trust

The Hanover American         100 North Parkway      Multi-line fire &
 Insurance Company           Worcester MA 01653      casualty insurance

The Hanover Insurance        100 North Parkway      Multi-line fire &
Company                      Worcester MA 01605      casualty insurance

Hanover Texas Insurance      801 East Campbell      Incorporated Branch
 Management Company, Inc.     Road                   Office of The Hanover
                             Richardson TX 75081     Insurance Company

Hanover Lloyd's Insurance    801 East Campbell      Multi-line fire &
 Company                      Road                   casualty insurance
                             Richardson TX 75081

Hollywood Center, Inc.       440 Lincoln Street     General business
                             Worcester MA 01653      corporation

Linder Skokie Real Estate    440 Lincoln Street     General business
 Corporation                 Worcester MA 01653      corporation

Lloyds Credit Corporation    440 Lincoln Street     Premium financing
                             Worcester MA 01653      service franchises

Logan Wells Water Company,   603 Heron Drive        Water Company, serving
 Inc.                        Bridgeport NJ 08014     land development
                                                     investment

Massachusetts Bay Insurance  100 North Parkway      Multi-line fire &
 Company                     Worcester MA 01653      casualty

SMA Financial Corp.          440 Lincoln Street     Holding Company
                             Worcester MA 01653

Allmerica Financial Life     440 Lincoln Street     Life insurance, accident
 Insurance and Annuity       Worcester MA 01653      & health insurance,
 Company                                             annuities, variable
                                                     annuities and variable
                                                     life insurance

Somerset Square, Inc.        440 Lincoln Street     General business
                             Worcester MA 01653      corporation

Sterling Risk Management     100 North Parkway      Risk management
 Services, Inc.              Worcester MA 01605      services


Item 27.  NUMBER OF CONTRACTOWNERS.

As of December 31, 1995, there were ___ Policyowners of qualified Policies and
___ Policyowners of non-qualified Policies.

Item 28.  INDEMNIFICATION.

To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policyholder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director:

1. for and breach of the director's duty of loyalty to the Company or its policyholders;

2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c.156B Section 62;

4. for any transactions from which the director derived an improper personal benefit.


Item 29.  PRINCIPAL UNDERWRITERS.

(a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

     - VEL Account, VEL II Account, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company
     - Inheiritage Account, VEL II Account, Separate Account I and Allmerica Select Separate Account and of First Alliance
     - Allmerica Investment Trust

(b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
       440 Lincoln Street
       Worcester, Massachusetts 01653

   NAME                          POSITION OR OFFICE WITH UNDERWRITER
   ----                          -----------------------------------
Abigail M. Armstrong        Secretary and Counsel

Philip J. Coffey            Vice President

Bob A. Freelove             Vice President

Bradford K. Gallagher       Director

John F. Kelly               Director

Eric S. Levy                Assistant Vice President and Chief Financial Officer

James R. McAuliffe          Director

Ruben P. Moreno             Vice President

John F. O'Brien             Director

Stephen Parker              Senior Vice President

Edward J. Parry, III        Treasurer

Richard M. Reilly           Director, President and Chief Executive Officer

Eric A. Simonsen            Director

Ronald K. Smith             Vice President

Mark Steinberg              Senior Vice President

Robert T. Stemple           Vice President and Controller


Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts or on behalf of the Company by First Data Investor Services Group, Inc. at 4400 Computer Drive, Westboro, Massachusetts 01581.

Item 31.  MANAGEMENT SERVICES.

Effective March 31, 1995, the Company has engaged The Shareholder Services Group, Inc., 53 State Street, Boston, Massachusetts to provide daily unit value calculations and related services for the Company's separate accounts.

Item 32.  UNDERTAKINGS.

(a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(b) The registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

(c) The registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

(d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM.

Registrant, a separate account of State Mutual Life Assurance Company of
America ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                EXHIBIT TABLE

Exhibit 4 -    Specimen Generic Policy Form B

Exhibit 5 -    Specimen Generic Policy Application Form B

Exhibit 9 -    Consent and Opinion of Counsel

Exhibit 15-    Power of Attorney

                               POWER OF ATTORNEY

     We, the undersigned, hereby severally constitute and appoint John F. O'Brien, Richard J. Baker and Joseph W. MacDougall,Jr., and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all Registration Statements (including post-effective amendments) to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands and common seal on the date set forth below, which signatures may be signed in counterpart.

       SIGNATURE                         TITLE                      DATE
       ---------                         -----                      ----
/s/ John F. O'Brien           President, Chief Executive      February 27, 1996
-------------------------     Officer, and Director
John F. O'Brien

/s/ Michael P. Angelini       Director                        February 27, 1996
-------------------------
Michael P. Angelini

/s/ David A. Barrett          Director                        February 27, 1996
-------------------------
David A. Barrett

/s/ Gail L. Harrison          Director                        February 27, 1996
-------------------------
Gail L. Harrison

/s/ J. Terrence Murray        Director                        February 27, 1996
-------------------------
J. Terrence Murray

/s/ Guy W. Nichols            Director                        February 27, 1996
-------------------------
Guy W. Nichols

/s/ John L. Sprague           Director                        February 27, 1996
-------------------------
John L. Sprague

/s/ Robert G. Stachler        Director                        February 27, 1996
-------------------------
Robert G. Stachler

/s/ Herbert M. Varnum         Director                        February 27, 1996
-------------------------
Herbert M. Varnum

/s/ Richard M. Wall           Director                        February 27, 1996
-------------------------
Richard M. Wall


                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Worcester and Commonwealth of Massachusetts, on the 27 day of February, 1996.

                                       First Allmerica Financial Life
                                        Insurance Company
                                       Separate Account VA-K
                                       (Registrant)


                                       By: /s/ Richard J. Baker
                                           -----------------------------------
                                           Richard J. Baker
                                           Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                              Title                        DATE
---------                              -----                        ----
/s/ John F. O'Brien            Director, President and        February 27, 1996
-----------------------        Chief Executive Officer
John F. O'Brien

/s/ Eric A. Simonsen           Vice President and             February 27, 1996
-----------------------        Chief Financial Officer
Eric A. Simonsen

/s/ Mark R. Colborn            Vice President and             February 27, 1996
-----------------------        Controller
Mark R. Colborn

Michael P. Angelini, Esq.
Mr. David A. Barrett
Ms. Gail L. Harrison
Mr. J. Terrence Murray
Mr. Guy W. Nichols             A majority of the Directors
Dr. John L. Sprague
Robert G. Stachler, Esq.
Mr. Herbert M. Varnum
Richard Manning Wall, Esq.


Richard J,. Baker, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of First Allmerica Financial Life Insurance Company pursuant to the Powers of Attorney duly executed by such persons and attached hereto as Exhibit 15.


/s/ Richard J. Baker
-----------------------
Richard J. Baker
Attorney-In-Fact